AGREEMENT AND PLAN OF MERGER by and between HOMETRUST BANCSHARES, INC. and QUANTUM CAPITAL CORP. Dated as of July 24, 2022

ii TABLE OF CONTENTS Page PREAMBLE ......................................................................................................................................... 1 RECITALS- .......................................................................................................................................... 1 ARTICLE I THE MERGER ......................................................................................................................... 2 1.1 .......... The Merger .................................................................................................................................... 2 1.2 .......... Effective Time .............................................................................................................................. 2 1.3 .......... Effects of the Merger .................................................................................................................... 2 1.4 .......... Conversion of Stock ...................................................................................................................... 2 1.5 .......... Incorporation Documents and By-Laws of the Surviving Company ............................................ 3 1.6 .......... Directors and Officers ................................................................................................................... 3 1.7 .......... The Bank Merger .......................................................................................................................... 3 ARTICLE II DELIVERY OF MERGER CONSIDERATION .................................................................... 4 2.1 .......... Delivery of Merger Consideration. ............................................................................................... 4 ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY ................................. 4 3.1 .......... Corporate Organization. ................................................................................................................ 4 3.2 .......... Capitalization. ............................................................................................................................... 6 3.3 .......... Authority; No Violation. ............................................................................................................... 6 3.4 .......... Consents and Approvals................................................................................................................ 7 3.5 .......... Reports.. ........................................................................................................................................ 7 3.6 .......... Financial Statements, Accounting and Internal Controls. ............................................................. 8 3.7 .......... Broker’s Fees. ............................................................................................................................... 9 3.8 .......... Absence of Certain Changes or Events. ........................................................................................ 9 3.9 .......... Legal Proceedings. ...................................................................................................................... 10 3.10 ........ Taxes and Tax Returns. ............................................................................................................... 10 3.11 ........ Employees. .................................................................................................................................. 12 3.12 ........ Compliance with Applicable Law.. ............................................................................................. 14 3.13 ........ Certain Contracts. ....................................................................................................................... 15 3.14 ........ Agreements with Regulatory Agencies. ...................................................................................... 16 3.15 ........ Risk Management Instruments. ................................................................................................... 16 3.16 ........ Environmental Matters. ............................................................................................................... 16 3.17 ........ Investment Securities, Commodities and BOLI.......................................................................... 17 3.18 ........ Real Property .............................................................................................................................. 17 3.19 ........ Intellectual Property. ................................................................................................................... 18 3.20 ........ Related Party Transactions.......................................................................................................... 18 3.21 ........ State Takeover Laws. .................................................................................................................. 18 3.22 ........ Reorganization. ........................................................................................................................... 19 3.23 ........ Reserved. ..................................................................................................................................... 19 3.24 ........ Data Privacy. ............................................................................................................................... 19 3.25 ........ Loan Portfolio. ............................................................................................................................ 19 3.26 ........ Insurance ..................................................................................................................................... 21 3.27 ........ Fiduciary Business ...................................................................................................................... 21 3.28 ........ Books and Records ..................................................................................................................... 21 3.29 ........ Indemnification ........................................................................................................................... 21 3.30 ........ No Other Representations or Warranties. ................................................................................... 21

iii ARTICLE IV REPRESENTATIONS AND WARRANTIES OF HOMETRUST .................................... 21 4.1 .......... Corporate Organization ............................................................................................................... 22 4.2 .......... Capitalization .............................................................................................................................. 22 4.3 .......... Authority; No Violation .............................................................................................................. 23 4.4 .......... Consents and Approvals.............................................................................................................. 24 4.5 .......... Reports ........................................................................................................................................ 24 4.6 .......... Financial Statements, Accounting and Internal Controls ............................................................ 25 4.7 .......... Broker’s Fees .............................................................................................................................. 26 4.8 .......... Absence of Certain Changes or Events ....................................................................................... 26 4.9 .......... Legal Proceedings ....................................................................................................................... 27 4.10 ........ Taxes and Tax Returns ................................................................................................................ 27 4.11 ........ Employees ................................................................................................................................... 28 4.12 ........ SEC Reports ................................................................................................................................ 29 4.13 ........ Compliance with Applicable Law ............................................................................................... 30 4.14 ........ Agreements with Regulatory Agencies ....................................................................................... 30 4.15 ........ Risk Management Instruments .................................................................................................... 31 4.16 ....... Environmental Matters ................................................................................................................ 31 4.17 ........ Investment Securities and Commodities ..................................................................................... 31 4.18 ....... Real Property .............................................................................................................................. 31 4.19 ....... Intellectual Property .................................................................................................................... 32 4.20 ........ Reorganization ............................................................................................................................ 32 4.21 ........ Opinion of Financial Advisor ..................................................................................................... 32 4.22 ........ Data Privacy ................................................................................................................................ 32 4.23 ........ Loan Portfolio ............................................................................................................................. 33 4.24 ........ Insurance ..................................................................................................................................... 33 4.25 ........ No Vote Required ....................................................................................................................... 34 4.26 ........ No Other Representations or Warranties .................................................................................... 34 ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS ............................................. 34 5.1 .......... Company Conduct of Business Prior to the Effective Time ....................................................... 34 5.2 .......... Company Forbearances ............................................................................................................... 34 5.3 .......... HomeTrust Conduct of Business Prior to the Effective Time .................................................... 38 5.4 .......... HomeTrust Forbearances ............................................................................................................ 39 ARTICLE VI ADDITIONAL AGREEMENTS ......................................................................................... 39 6.1 .......... Regulatory Matters ...................................................................................................................... 39 6.2 .......... Access to Information; Current Information; Consultation ........................................................ 41 6.3 .......... Reservation of HomeTrust Common Stock; Nasdaq Listing ...................................................... 42 6.4 .......... Assumption of Indebtedness ....................................................................................................... 42 6.5 .......... Employee Matters ....................................................................................................................... 43 6.6 .......... Officers' and Directors' Insurance; Indemnification ................................................................... 44 6.7 .......... Notification of Certain Matters ................................................................................................... 45 6.8 .......... Correction of Information ........................................................................................................... 45 6.9 .......... System Integration ...................................................................................................................... 46 6.10 ........ Coordination; Integration ............................................................................................................ 46 6.11 ........ Board Representation and Observation Rights ........................................................................... 46 6.12 ........ Resale Registration Statement; Registration Rights ................................................................... 47 6.13 ........ Financial Statements ................................................................................................................... 47 ARTICLE VII CONDITIONS PRECEDENT ............................................................................................ 48 7.1 .......... Conditions to Each Party's Obligations ....................................................................................... 48 7.2 .......... Conditions to Obligations of HomeTrust .................................................................................... 49 7.3 .......... Conditions to Obligations of the Company ................................................................................. 50

iv ARTICLE VIII TERMINATION AND AMENDMENT ........................................................................... 51 8.1 .......... Termination ................................................................................................................................. 51 8.2 .......... Effect of Termination .................................................................................................................. 52 8.3 .......... Fees and Expenses ...................................................................................................................... 53 8.4 .......... Amendment ................................................................................................................................. 53 8.5 .......... Extension; Waiver ....................................................................................................................... 53 ARTICLE IX GENERAL PROVISIONS .................................................................................................. 53 9.1 .......... Closing ........................................................................................................................................ 53 9.2 .......... Nonsurvival of Representations, Warranties and Agreements.................................................... 53 9.3 .......... Notices ........................................................................................................................................ 53 9.4 .......... Interpretation ............................................................................................................................... 54 9.5 .......... Counterparts ................................................................................................................................ 55 9.6 .......... Entire Agreement ........................................................................................................................ 55 9.7 .......... Governing Law ........................................................................................................................... 55 9.8 .......... Publicity ...................................................................................................................................... 55 9.9 .......... Assignment; Third Party Beneficiaries ....................................................................................... 55 9.10 ........ Specific Performance; Time of the Essence................................................................................ 55 9.11 ........ Attorneys’ Fees ........................................................................................................................... 55 9.12 ........ JURY TRIAL WAIVER ............................................................................................................. 56 SIGNATURES .................................................................................................................................... 58 EXHIBITS Exhibit A Form of Non-Compete Agreement Exhibit B Form of Plan of Bank Merger

v INDEX OF DEFINED TERMS Agreement ..................................................................................................................................................... 1 Articles of Merger ......................................................................................................................................... 2 Bank .............................................................................................................................................................. 3 Bank Call Reports ......................................................................................................................................... 8 Bank Merger ................................................................................................................................................. 3 Bank Merger Certificates .............................................................................................................................. 3 Bank Plan of Merger ..................................................................................................................................... 3 BHC Act ....................................................................................................................................................... 4 BOLI ........................................................................................................................................................... 17 Cash Consideration ....................................................................................................................................... 2 CECL ............................................................................................................................................................ 4 Claim ........................................................................................................................................................... 45 Closing ........................................................................................................................................................ 53 Closing Date................................................................................................................................................ 53 Code .............................................................................................................................................................. 1 Commissioner ............................................................................................................................................... 7 Company ....................................................................................................................................................... 1 Company Articles ......................................................................................................................................... 5 Company Benefit Plans ............................................................................................................................... 12 Company By-laws ......................................................................................................................................... 5 Company Common Stock ............................................................................................................................. 2 Company Contract ...................................................................................................................................... 15 Company Data ............................................................................................................................................ 19 Company Disclosure Schedule ..................................................................................................................... 4 Company ERISA Affiliate .......................................................................................................................... 12 Company Financial Statements ..................................................................................................................... 8 Company Indemnified Party ....................................................................................................................... 44 Company Leased Properties ....................................................................................................................... 17 Company Minority Stockholders .................................................................................................................. 6 Company Owned Properties ....................................................................................................................... 17 Company Principal Stockholders .................................................................................................................. 1 Company Qualified Plans ........................................................................................................................... 12 Company Real Property .............................................................................................................................. 17 Company Regulatory Agreement................................................................................................................ 16 Confidentiality Agreement .......................................................................................................................... 42 Covered Employees .................................................................................................................................... 43 CRA ............................................................................................................................................................ 14 Department .................................................................................................................................................... 2 Determination Date ..................................................................................................................................... 52 Determination Date Average Closing Price ................................................................................................ 52 Effective Time .............................................................................................................................................. 2 Enforceability Exception .............................................................................................................................. 7 Environmental Laws ................................................................................................................................... 16 ERISA ......................................................................................................................................................... 12 Exchange Act ................................................................................................................................................ 8 Exchange Ratio ............................................................................................................................................. 2 FDIC ............................................................................................................................................................. 5 Federal Reserve Board .................................................................................................................................. 7 FHLB ............................................................................................................................................................ 6 Final Index Price ......................................................................................................................................... 52

vi Governmental Entity ..................................................................................................................................... 7 HomeTrust .................................................................................................................................................... 1 HomeTrust Articles ..................................................................................................................................... 22 HomeTrust Benefit Plans ............................................................................................................................ 28 HomeTrust By-laws .................................................................................................................................... 22 HomeTrust Common Stock .......................................................................................................................... 2 HomeTrust Common Stock Closing Price .................................................................................................... 3 HomeTrust Data .......................................................................................................................................... 32 HomeTrust Disclosure Schedule ................................................................................................................. 21 HomeTrust ERISA Affiliate ....................................................................................................................... 28 HomeTrust Leased Properties ..................................................................................................................... 32 HomeTrust Owned Properties ..................................................................................................................... 31 HomeTrust Qualified Plans ......................................................................................................................... 28 HomeTrust Ratio ......................................................................................................................................... 52 HomeTrust Real Property ........................................................................................................................... 32 HomeTrust Regulatory Agreement ............................................................................................................. 30 HomeTrust Reports ..................................................................................................................................... 29 HomeTrust Restricted Stock Award ........................................................................................................... 23 HomeTrust Stock Options ........................................................................................................................... 23 HomeTrust Stock Plans ............................................................................................................................... 23 Index Group ................................................................................................................................................ 52 Index Price .................................................................................................................................................. 52 Index Ratio .................................................................................................................................................. 52 Initial Term ................................................................................................................................................. 46 Insurance Amount ....................................................................................................................................... 44 Intellectual Property .................................................................................................................................... 18 IRS ................................................................................................................................................................ 4 Liens .............................................................................................................................................................. 6 Loans ........................................................................................................................................................... 19 Material Adverse Effect ................................................................................................................................ 4 Merger ........................................................................................................................................................... 1 Merger Consideration ................................................................................................................................... 2 MGCL ........................................................................................................................................................... 2 Multiemployer Plan .................................................................................................................................... 13 Multiple Employer Plan .............................................................................................................................. 13 Nasdaq .......................................................................................................................................................... 3 Non-Compete Agreement ............................................................................................................................. 1 OCC .............................................................................................................................................................. 7 OCGA ........................................................................................................................................................... 2 Other Real Estate Owned ............................................................................................................................ 20 Parties ............................................................................................................................................................ 1 Party .............................................................................................................................................................. 1 Permitted Encumbrances ............................................................................................................................ 17 Q Sub .......................................................................................................................................................... 11 QSub election .............................................................................................................................................. 11 Registrable Securities .................................................................................................................................. 47 Regulatory Agencies ..................................................................................................................................... 8 Requisite Regulatory Approvals ................................................................................................................. 49 Resale Registration Statement .................................................................................................................... 47 S election ..................................................................................................................................................... 11 S Period ....................................................................................................................................................... 11 SEC ............................................................................................................................................................... 8 Secretary of State .......................................................................................................................................... 2

vii Securities Act ................................................................................................................................................ 8 SRO ............................................................................................................................................................... 8 Starting Date ............................................................................................................................................... 52 Starting Price ............................................................................................................................................... 52 Stock Consideration ...................................................................................................................................... 2 Subsidiary ..................................................................................................................................................... 5 Surviving Bank ............................................................................................................................................. 3 Surviving Company ...................................................................................................................................... 1 Takeover Statutes ........................................................................................................................................ 19 Tax .............................................................................................................................................................. 11 Tax Return .................................................................................................................................................. 12 Taxes ........................................................................................................................................................... 11 TPS Trust ...................................................................................................................................................... 6 Trust Debentures ......................................................................................................................................... 42 Trust Preferred Securities ........................................................................................................................... 42 Unduly Burdensome Condition .................................................................................................................. 49

1 AGREEMENT AND PLAN OF MERGER AGREEMENT AND PLAN OF MERGER, dated as of July 24, 2022 (this “Agreement”), by and between HomeTrust Bancshares, Inc., a Maryland corporation (“HomeTrust”), and Quantum Capital Corp., a Georgia corporation (the “Company”, and together with HomeTrust, the “Parties” and individually a “Party” ). RECITALS A. The Boards of Directors of the Parties have determined that it is in the best interests of their respective companies and stockholders to consummate the business combination transaction provided for in this Agreement in which the Company will, on the terms and subject to the conditions set forth in this Agreement, merge with and into HomeTrust (the “Merger”), with HomeTrust as the surviving corporation in the Merger (sometimes referred to in such capacity as the “Surviving Company”). B. The Boards of Directors of the Parties have approved this Agreement and the Merger, and the Board of Directors of the Company has recommended that the stockholders of the Company approve this Agreement and the Merger. C. The stockholders of the Company have unanimously approved this Agreement and the Merger. No stockholder approval of this Agreement or the Merger is required on the part of HomeTrust. D. As a condition to the willingness of HomeTrust to enter into this Agreement, Infinity Trust and Narasimhulu Neelagaru, M.D. (collectively, the “Company Principal Stockholders”) and certain of their affiliates have entered into non-competition, non-solicitation and confidentiality agreements (each a “Non-Compete Agreement”), substantially in the form attached hereto as Exhibit A, dated as of the date hereof but effective upon consummation of the Merger, with HomeTrust. E. The Parties intend the Merger to be treated as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and intend for this Agreement to constitute a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g). F. The Parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger. NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, the Parties agree as follows:

2 ARTICLE I THE MERGER 1.1 The Merger. (a) Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”) and the Official Code of Georgia Annotated (the “OCGA”), at the Effective Time (as defined in Section 1.2), the Company shall merge with and into HomeTrust. HomeTrust shall be the Surviving Company in the Merger and shall continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of the Company shall cease. (b) Subject to the written consent of the Company, which shall not be unreasonably withheld or delayed, HomeTrust may at any time change the method of effecting the combination (including by providing for the merger of a wholly owned subsidiary of HomeTrust with the Company) if and to the extent requested by HomeTrust; provided, however, that no such change or amendment shall (i) alter or change the amount or kind of the consideration to be received by the stockholders of the Company, (ii) adversely affect the tax consequences of the Merger to the stockholders of the Company, (iii) adversely affect the rights of the stockholders of the Company set forth in this Agreement or (iv) impede or materially delay consummation of the transactions contemplated by this Agreement. 1.2 Effective Time. Subject to the terms and conditions of this Agreement, simultaneously with the Closing (as defined in Section 9.1) the Parties shall execute, and HomeTrust shall cause to be filed with the Department of Assessments and Taxation of the State of Maryland (the “Department”) and the Secretary of State of Georgia (the “Secretary of State”), articles of merger as provided in the MGCL and articles of merger or a certificate of merger as provided in the OCGA (collectively, the “Articles of Merger”). The Merger shall become effective at such time as designated in the Articles of Merger (the “Effective Time”). 1.3 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the MGCL and the OCGA. 1.4 Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, HomeTrust or the holders of any of the following securities: (a) Each share of common stock, $0.01 par value, of HomeTrust (“HomeTrust Common Stock”) issued and outstanding immediately prior to the Effective Time shall continue to be one validly issued, fully paid and nonassessable share of common stock, $0.01 par value, of the Surviving Company. (b) Each share of common stock, $1.00 par value, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive (i) $57.54 in cash without interest (the “Cash Consideration”) and (ii) 2.3942 shares (the “Exchange Ratio”) of HomeTrust Common Stock (the “Stock Consideration” and together with the Cash Consideration the “Merger Consideration”). (c) Notwithstanding any other provision of this Agreement, no fraction of a share of HomeTrust Common Stock and no certificates or scrip thereof will be issued in the Merger; instead HomeTrust shall pay to each holder of Company Common Stock who would be otherwise entitled to

3 a fraction of a share of HomeTrust Common Stock (after taking into account all shares of Company Common Stock held by such stockholder at the Effective Time) an amount of cash rounded to the nearest cent, determined by multiplying such fraction (rounded to the nearest one ten thousandth when expressed in decimal form) by the closing price of HomeTrust Common Stock on the Nasdaq Global Select Market (“Nasdaq”), as reported by Bloomberg L.P., or if not reported thereby, in any other authoritative source, immediately preceding the Closing Date (the “HomeTrust Common Stock Closing Price”). (d) If, between the date of this Agreement and the Effective Time, the outstanding shares of HomeTrust Common Stock shall have been increased, decreased, or changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, and such change would have an economic effect on the value of the Stock Consideration, the Exchange Ratio shall be appropriately adjusted to provide the holders of Company Common Stock the same economic effect as contemplated by this Agreement with respect to the Stock Consideration prior to such event; provided, however, that nothing in this Section 1.4(d) shall be construed to permit HomeTrust to take any action with respect to its securities that is prohibited by the terms of this Agreement. 1.5 Incorporation Documents and By-Laws of the Surviving Company. At the Effective Time, the articles of incorporation of HomeTrust in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Company until thereafter amended in accordance with applicable law, and the by-laws of HomeTrust in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Company until thereafter amended in accordance with applicable law and the terms of such by-laws or as provided in Section 6.11. 1.6 Directors and Officers. The directors of HomeTrust immediately prior to the Effective Time, together with Narasimhulu Neelagaru M.D. or in the event of his death or disability, Dr. Suleka Neelagaru or Bryan Cohen, as selected in accordance with the terms of this Agreement, shall be the directors of the Surviving Company and shall hold office until their respective successors are duly elected and qualified. The officers of HomeTrust immediately prior to the Effective Time shall be the officers of the Surviving Company and shall hold office until their respective successors are duly appointed. 1.7 The Bank Merger. Immediately after the Effective Time, HomeTrust intends to merge Quantum National Bank, a federally chartered commercial bank and wholly owned direct subsidiary of the Company (the “Bank”) with and into HomeTrust Bank, a North Carolina state chartered financial institution and wholly owned direct subsidiary of HomeTrust, in accordance with the provisions of applicable banking laws and regulations (the “Bank Merger”) and HomeTrust Bank shall be the resulting institution or surviving bank (the “Surviving Bank”). The Bank Merger shall have the effects as set forth under applicable banking laws and regulations and the Boards of Directors of the Parties shall approve, and shall cause the boards of directors of the Bank and HomeTrust Bank, respectively, to approve, a separate plan of merger (the “Bank Plan of Merger”) in substantially the form attached hereto as Exhibit B, and cause the Bank Plan of Merger to be executed and delivered as soon as practicable following the date of execution of this Agreement. In addition, the Company shall cause the Bank, and HomeTrust shall cause HomeTrust Bank, to execute and file in accordance with applicable banking laws and regulations such articles of merger, corporate resolutions, and/or other documents and certificates as are necessary to make the Bank Merger effective (the “Bank Merger Certificates”).

4 ARTICLE II DELIVERY OF MERGER CONSIDERATION 2.1 Delivery of Merger Consideration. At the Effective Time, each holder of Company Common Stock shall deliver to the Chief Financial Officer of HomeTrust such person’s certificate or certificates for Company Common Stock, duly endorsed for cancellation or with a separately executed stock power, together with an executed Internal Revenue Service (“IRS”) Form W-9 (including a certification that such holder is not subject to back-up withholding). The Chief Financial Officer of HomeTrust shall deliver to such holder, against receipt of such documents, the Merger Consideration with respect to the number of shares of Company Common Stock represented by the certificate or certificates surrendered by such holder and any cash in lieu of a fraction of a share of HomeTrust Common Stock. The certificates for HomeTrust Common Stock issued for the Stock Consideration will be restricted stock under applicable securities laws and will contain a legend to such effect. ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except as disclosed in the disclosure schedule delivered by the Company to HomeTrust concurrently herewith (the “Company Disclosure Schedule”); provided, that (a) no item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect, (b) the mere inclusion of an item in the Company Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by the Company that such item represents a material exception or fact, event or circumstance, a material impact to the Company and the Bank taken as a whole or that such item is reasonably likely to result in a Material Adverse Effect (as defined in Section 3.1(a)) and (c) any disclosures made with respect to a section of Article III shall be deemed to qualify (1) any other section of Article III specifically referenced or cross-referenced and (2) other sections of Article III to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections, the Company hereby represents and warrants to HomeTrust as follows: 3.1 Corporate Organization. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and is a bank or financial holding company duly registered under the Bank Holding Company Act of 1956, as amended (the “BHC Act”). The Company has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. The Company is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. As used in this Agreement, the term “Material Adverse Effect” means, with respect to HomeTrust, the Company or the Surviving Company, as the case may be, a material adverse effect on (i) the business, properties, assets, liabilities, results of operations or condition (financial or otherwise) of such Party and its Subsidiaries taken as a whole (provided, however, that, with respect to this clause (i), Material Adverse Effect shall not be deemed to include the impact of (A) changes, after the date hereof, in United States generally accepted accounting principles (“GAAP”) including application of Financial Accounting Standards Board accounting standard for Current Expected Credit Losses (“CECL”) or applicable regulatory accounting requirements, (B) changes, after the date hereof, in laws, rules or regulations of

5 general applicability to companies in the industries in which such Party and its Subsidiaries operate, or interpretations thereof by courts or Governmental Entities, (C) changes, after the date hereof, in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in economic or market (including equity, credit and debt markets, as well as changes in interest rates, levels of taxation and rates of inflation) conditions affecting the financial services industry generally and not specifically relating to such Party or its Subsidiaries, (D) levels of government funding for US government agencies, including the Small Business Administration, (E) any local, regional, national or global health conditions (including any epidemics, pandemics or contagious disease outbreaks including SARS-Co V-2 and COVID 19 or any evolutions, variants or mutations thereof) including any material worsening of such conditions or any law, directive, guidelines or recommendations issued by a governmental entity, the Centers for Disease Control and Prevention, the World Health Organization, any other governmental entity providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including SARS-CoV-2 or COVID-19, and any evolutions thereof), (F) public disclosure of the transactions contemplated hereby or actions or inactions expressly required by this Agreement or that are taken with the prior written consent of the other Party in contemplation of the transactions contemplated hereby, or (G) a decline in the trading price of a Party’s common stock, except as contemplated in Section 8.1(e), or the failure, in and of itself, of a Party to meet earnings projections, but not, in either case, including the underlying causes thereof; except, with respect to subclauses (A), (B), (C), or (E) to the extent that the effects thereof are materially disproportionately adverse to the business, properties, assets, liabilities, results of operations or condition (financial or otherwise) of such Party and its Subsidiaries, taken as a whole, as compared to other similarly situated companies in the banking industry with substantially similar business lines and niches in which such Party and its Subsidiaries operate), or (ii) the ability of such Party or its financial institution Subsidiary to timely consummate the transactions contemplated hereby. As used in this Agreement, the word “Subsidiary” when used with respect to any Party, means any corporation, partnership, limited liability company, bank or other organization, whether incorporated or unincorporated, which is consolidated with such Party for financial reporting purposes. True and complete copies of the articles of incorporation of the Company (the “Company Articles”) and the by-laws of the Company (the “Company By-laws”), as in effect as of the date of this Agreement, have previously been made available by the Company to HomeTrust. (b) The Bank is the only Subsidiary of the Company and (i) is duly organized and validly existing under the laws of the United States of America, (ii) is duly qualified to do business and, where such concept is recognized under applicable law, is in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect on the Company and (iii) has all requisite power and authority to own or lease its properties and assets and to carry on its business as now conducted. There are no restrictions on the ability of the Bank to pay dividends or distributions except for statutory restrictions on dividends or distributions generally applicable to all entities of the same type and for restrictions on dividends or distributions imposed by Regulatory Agencies (as defined in Section 3.5). The deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation (the “FDIC”) through the Deposit Insurance Fund to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or threatened. Neither the Company nor the Bank owns any equity or profit-and-loss interest in any business enterprise, corporation, partnership or joint venture, limited liability company, association, joint-stock company, business trust or unincorporated organization, other than readily marketable securities, securities

6 available-for-sale in its investment portfolio, stock in the Federal Home Loan Bank of Atlanta (the “FHLB”), stock in the Federal Reserve Bank of Atlanta, and the Company’s ownership of all of the outstanding capital stock of the Bank and all of the outstanding common equity securities of Quantum Capital Trust II, a Connecticut statutory trust (the “TPS Trust”). True and complete copies of the charter and by-laws of the Bank, as in effect as of the date of this Agreement, have previously been made available by the Company to HomeTrust. 3.2 Capitalization. (a) The authorized capital stock of the Company consists of 10,000,000 shares of Company Common Stock. There are (i) 574,156.982 shares of Company Common Stock issued and outstanding, (ii) 0 shares of Company Common Stock held as treasury stock, and (iii) no other shares of capital stock or other voting securities of the Company issued, reserved for issuance or outstanding. All of the issued and outstanding shares of Company Common Stock are owned by the Company Principal Stockholders and Bryan Cohen, Doug Bridges, Chuck Warbington, Bradley Day, Dr. Suleka Neelagaru, Judy C. Campbell and Julia S. Stevenson (collectively, the “Company Minority Stockholders”) in the share amounts set forth opposite their names in Section 3.2(a) of the Company Disclosure Schedule; and such shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. There are no bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which stockholders of the Company may vote. There are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements obligating the Company to issue, transfer, sell, purchase, redeem or otherwise acquire any shares of its capital stock. Except as set forth in Section 3.2(a) of the Company Disclosure Schedule, there are no voting trusts, shareholder agreements, proxies or other agreements in effect with respect to the voting or transfer of Company capital stock to which the Company is a party. (b) The Company owns all of the issued and outstanding shares of capital stock of the Bank and all of the issued and outstanding common equity securities of the TPS Trust, free and clear of any liens, pledges, charges, encumbrances, security interests or rights of others whatsoever (“Liens”) except as set forth in Section 3.2(b) of the Company Disclosure Schedule, and all of such shares or equity securities are duly authorized and validly issued and are fully paid, nonassessable (except, with respect to the Bank, as provided under applicable law) and free of preemptive rights, with no personal liability attaching to the ownership thereof. There are no outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of the Bank or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of the Bank. (c) The Company does not have a dividend reinvestment plan or any stockholders’ rights plan. 3.3 Authority; No Violation. (a) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger have been duly and validly approved by the Board of Directors and stockholders of the Company and no other corporate action on the part of the Company is necessary to approve this Agreement or the Merger. True and complete copies of resolutions of the Board of Directors and a unanimous written consent of

7 stockholders of the Company approving this Agreement and the Merger have been previously made available by the Company to HomeTrust. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by HomeTrust) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Enforceability Exception”)). (b) Neither the execution and delivery of this Agreement by the Company or the Bank Plan of Merger by the Bank, nor the consummation of the Merger by the Company or the Bank Merger by the Bank, nor compliance by the Company or the Bank with any of the terms and provisions of this Agreement or the Bank Plan of Merger, respectively, will (i) violate any provision of the Company Articles or the Company By-laws or the organization or governing documents of the Bank or the TPS Trust or (ii) assuming that the filings, notices, consents and approvals referred to in Section 3.4 are duly obtained and/or made, as applicable, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Company or the Bank or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Company or the Bank under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or contract or other material instrument or obligation to which the Company or the Bank is a party, or by which they or any of their respective properties or assets may be bound, except for those that are either (A) not material, in the aggregate, to the business, operations, financial condition or financial performance of the Company and the Bank, taken as a whole or (B) set forth in Section 3.3(b) of the Company Disclosure Schedule. 3.4 Consents and Approvals. Except for (i) the filing of applications, filings and notices, as applicable, with the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) under the BHC Act and approval of such applications, filings and notices, (ii) the filing of applications, filings and notices, as applicable, with the Office of the Comptroller of the Currency (the “OCC”), the North Carolina Commissioner of Banks (the “Commissioner”), and the FDIC, if applicable, and approval of such applications, filings and notices, (iii) the filing of the Articles of Merger with the Department and the Secretary of State and the filing of the Bank Merger Certificates, and (iv) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of HomeTrust Common Stock pursuant to this Agreement and for the listing of such HomeTrust Common Stock on the Nasdaq, no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental authority or instrumentality or SRO (as defined in Section 3.5) (each a “Governmental Entity”) are necessary in connection with (A) the execution and delivery by the Company of this Agreement or (B) the consummation by the Company of the Merger and the consummation by the Bank of the Bank Merger. As of the date hereof, the Company is not aware of any reason why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger and Bank Merger on a timely basis. 3.5 Reports. The Company and the Bank have timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were

8 required to file since January 1, 2020 with (i) any federal or state regulatory authority, including the OCC, the Federal Reserve Board and the FDIC, (ii) any foreign regulatory authority and (iii) any self- regulatory organization (an “SRO”) ((i) — (iii) together with the Commissioner and the Securities and Exchange Commission (the “SEC”), collectively the “Regulatory Agencies”), including any report, registration or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Regulatory Agency, and, to the knowledge of the Company, have paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Regulatory Agency in the ordinary course of business of the Company and the Bank, to the knowledge of the Company, no Regulatory Agency has initiated or conducted any investigation into the business or operations of the Company or the Bank since January 1, 2020. There (i) is no material unresolved violation, criticism, or exception cited by any Regulatory Agency with respect to any report or statement relating to any examinations or inspections of the Company or the Bank, and (ii) have been no formal or, to the knowledge of the Company, informal inquiries by, or material disagreements or disputes with, any Regulatory Agency with respect to the business, operations, policies or procedures of the Company or the Bank since January 1, 2020. Except for any filing made by the Company with the SEC pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), neither the Company nor the Bank has filed or furnished to the SEC any final registration statement, prospectus, report, schedule or definitive proxy statement pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). 3.6 Financial Statements, Accounting and Internal Controls. (a) The audited consolidated balance sheets (including related notes and schedules, if any) of the Company and the Bank as of December 31, 2021 and 2020 and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows (including related notes and schedules, if any) of the Company and the Bank for each of the two years then ended, and the unaudited consolidated balance sheet, statement of income and changes in stockholders’ equity (including related notes and schedules, if any) of the Company and the Bank for the three month period ended March 31, 2022 (collectively, the “Company Financial Statements”) have been previously made available to HomeTrust. The Company Financial Statements fairly present in all material respects the financial position and results of operations of the Company and the Bank on a consolidated basis as of and for the respective periods ending on the dates thereof, in accordance with GAAP consistently applied during the periods involved, except as indicated in the Company Financial Statements or notes thereto and, in the case of unaudited financial statements, subject to normal year- end adjustments (which will not be material individually or in the aggregate) and the lack of footnotes. The financial and accounting books and records of the Company and the Bank have been maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. Crowe LLP has not resigned (or informed the Company that it intends to resign) or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. (b) The call reports of the Bank and accompanying schedules, as filed (or to be filed) with the FDIC, for each calendar quarter beginning with the quarter ended December 31, 2019 through the Closing Date (the “Bank Call Reports”) have been (or will be) prepared in accordance in all material respects with regulatory requirements including applicable regulatory accounting principles and practices through the periods covered by such reports. (c) Neither the Company nor the Bank has incurred any debt, liability or obligation of any nature whatsoever (whether accrued, contingent, absolute or otherwise and whether due or to

9 become due) other than liabilities reflected on or reserved against in the most recent audited balance sheet included in the Company Financial Statements, except for (i) liabilities incurred since December 31, 2021 in the ordinary course of business consistent with past practice that, either alone or when combined with all similar liabilities, have not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company and (ii) liabilities incurred for legal, accounting, financial advising fees and out-of-pocket expenses in connection with the transactions contemplated by this Agreement. (d) The allowance for loan and lease losses of the Bank as reflected in the Bank Call Report for the quarter ended March 31, 2022, was as of such date, and the amount thereof contained in the financial books and records of the Bank as of the last day of the month immediately preceding the Closing Date will be as of such future date, in compliance with the Bank’s existing methodology for determining the adequacy of its allowance for loan and lease losses as well as GAAP and applicable regulatory guidelines. (e) The records, systems, controls, data and information of the Company and the Bank are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Bank or their accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on the Company’s or the Bank’s system of internal accounting controls. (f) Since January 1, 2020, (i) neither the Company nor the Bank or, to the knowledge of the Company, any director, officer, or employee of the Company or the Bank has received any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or the Bank or their internal accounting controls, including any complaint, allegation, assertion or claim that the Company or the Bank has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or the Bank, or any other person, whether or not employed by the Company or the Bank, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation which would be material to the Company and the Bank taken as a whole, by the Company or the Bank or any of their officers, directors, or employees to the Board of Directors of the Company or the Bank, or any committee thereof, or to the knowledge of the Company, to any director or executive officer of the Company or the Bank. 3.7 Broker’s Fees. With the exception of the engagement of Piper Sandler & Co., neither the Company nor the Bank nor any of their respective officers or directors has employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions, finder’s fees, or advisory or fairness opinion fees in connection with the Merger or the Bank Merger. The Company has previously disclosed to HomeTrust the estimated aggregate fees to be paid in connection with the engagement by the Company of Piper Sandler & Co. related to the Merger and the Bank Merger. 3.8 Absence of Certain Changes or Events. (a) Since December 31, 2021, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the Company.

10 (b) Since December 31, 2021, to the date of this Agreement, other than entering into this Agreement or in connection with this Agreement or the transactions contemplated hereby, the Company and the Bank have in all material respects carried on their respective businesses in the ordinary course. (c) Except as set forth in Section 3.8(c) of the Company Disclosure Schedule, neither the Company nor the Bank has taken any action since December 31, 2021 that, if taken after the date of this Agreement, would be prohibited under Section 5.2. 3.9 Legal Proceedings. (a) Neither the Company nor the Bank is a party to any, and there are no pending or, to the Company’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against the Company or the Bank or any of their current or former directors or executive officers in their capacities as such involving a monetary claim in excess of one hundred thousand dollars ($100,000) or seeking injunctive or other equitable relief, or challenging the validity or propriety of any of the transactions contemplated by this Agreement. (b) There is no injunction, order, judgment, decree, ruling, award or regulatory restriction (other than regulatory restrictions of general application to banks and bank holding companies) imposed upon the Company, the Bank or the assets of the Company or the Bank (or that, upon consummation of the Merger or the Bank Merger, would apply to the Surviving Company or the Surviving Bank) that is material to the business, operations, financial condition or financial performance of the Company and the Bank, taken as a whole. 3.10 Taxes and Tax Returns. (a) Each of the Company and the Bank has duly and timely filed (subject to applicable extensions) all Tax Returns required to be filed by it, and all such Tax Returns are true, correct, and complete in all material respects. Neither the Company nor the Bank is the beneficiary of any extension of time within which to file any Tax Return (other than extensions to file Tax Returns obtained in the ordinary course). All Taxes of the Company and the Bank (whether or not shown on any Tax Returns) that are due have been fully and timely paid. Each of the Company and the Bank has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, stockholder, independent contractor or other third party. Neither the Company nor the Bank has granted any extension or waiver of the limitation period applicable to any Tax that remains in effect. Neither the Company nor the Bank has received written notice of assessment or proposed assessment in connection with any Taxes, and there are no pending or, to the knowledge of the Company, threatened disputes, claims, audits, examinations or other proceedings regarding any Tax of the Company or the Bank or the assets of the Company or the Bank. The Company has previously made available to HomeTrust true and complete copies of all Tax Returns of the Company and the Bank for the past three (3) calendar years relating to income Taxes, franchise Taxes and all other material Taxes. Neither the Company nor the Bank is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement. Neither the Company nor the Bank has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(1). At no time during the past five years has the Company been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

11 (b) During the period commencing January 1, 2018, and ending on the close of business on the Closing Date (the “S Period”), the Company has been an “S corporation” within the meaning of Section 1361(a) of the Code, and a valid election under Section 1362 of the Code (an “S election”) has been in effect with respect to the Company at all times for the S Period. A valid S election or similar election has been in effect with respect to the Company during the S Period in all relevant state and local jurisdictions in which the Company is subject to Tax and in which such election is required in order for the Company to be treated as an “S corporation” for applicable state or local Tax purposes. There have been no events, transactions, securities issuances or activities of the Company, the Bank, the Company stockholders or otherwise which would cause, or would have caused, the status of the Company as an S corporation to be subject to termination or revocation (whether purposefully or inadvertently). Each of the Company’s stockholders has been a person described in Section 1361(b)(1)(B) of the Code at all times that such person held shares of Company Common Stock during the S Period, and at no time during the S Period was any stockholder of the Company a non-resident alien. (c) During the S Period, the Bank was a qualified subchapter S subsidiary (“Q Sub”) of the Company and a valid election under Section 1361(b)(3)(B) of the Code (a “QSub election”) has been in effect with respect to the Bank at all times for such period, and as of the Closing Date the Bank will be a QSub. A valid QSub election or similar election has been in effect with respect to the Bank during such period in all relevant state and local jurisdictions in which the Company is subject to Tax and in which such election is required in order for the Bank to be treated as a QSub for applicable state or local Tax purposes. (d) No claim has been made in writing by any taxing authority in any jurisdiction where the Company or the Bank does not file Tax Returns that the Company or the Bank, as applicable, is, or may be, subject to Tax by that jurisdiction. No closing agreements, private letter rulings, technical advice memoranda or similar rulings have been requested by or with respect to the Company or the Bank, or entered into or issued by any taxing authority with respect to the Company or the Bank. (e) Except as set forth in Section 3.10(e) of the Company Disclosure Schedule, neither the Company nor the Bank has been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes. Neither the Company nor the Bank has any liability for the Taxes of any person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise. (f) Provided the Closing occurs on or after January 1, 2023, neither the Company nor the Bank has any potential liability for any Tax under Section 1374 of the Code and shall not be subject to Tax under Section 1374 of the Code in connection with the Merger or the Bank Merger. During the past ten (10) years, neither the Company nor the Bank has (i) acquired assets from another corporation in a transaction in which the Company’s Tax basis for the acquired assets was determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor or (ii) acquired the stock of any corporation that is a QSub. (g) As used in this Agreement, the term “Tax” or “Taxes” means all federal, state, local, and foreign income, excise, gross receipts, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, social security, medicare, severance, unemployment, withholding, duties, excise, windfall profits, intangibles, franchise, backup withholding, value added, alternative or add-on minimum, estimated and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

12 (h) As used in this Agreement, the term “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied or required to be supplied to a Governmental Entity. 3.11 Employees. (a) Section 3.11(a) of the Company Disclosure Schedule lists all material employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), whether or not subject to ERISA, and all stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, or other benefit plans, programs or arrangements, and all retention, bonus, employment, termination, change in control and severance plans, programs, arrangements or agreements, and other similar contracts or agreements to or with respect to which the Company, the Bank, or any trade or business of the Company or the Bank, whether or not incorporated, all of which together with the Company would be deemed a “single employer” within the meaning of Section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of Section 414 of the Code (each, a “Company ERISA Affiliate”), is a party or has any current or future obligation or that are maintained, contributed to or sponsored by the Company, the Bank or any Company ERISA Affiliate for the benefit of any current or former employee, officer, director or independent contractor of the Company, the Bank or any Company ERISA Affiliate (all such plans, programs, arrangements, contracts or agreements, collectively, the “Company Benefit Plans”). (b) The Company has heretofore made available to HomeTrust true and complete copies of each of the Company Benefit Plans and, if applicable, (i) all summary plan descriptions, amendments, modifications or material supplements to the most recent versions of any Company Benefit Plan, (ii) the annual reports (Forms 5500) filed with the IRS for the last two plan years with respect to each Company Benefit Plan for which a Form 5500 is required to be filed, (iii) the most recently received IRS determination or opinion letters, if any, relating to a Company Benefit Plan, and (iv) the most recently prepared actuarial report for each Company Benefit Plan for each of the last two years. (c) Each Company Benefit Plan has been established, operated and administered in all material respects in accordance with its terms and the requirements of all applicable laws, including ERISA and the Code. Neither the Company nor the Bank has taken any action to take corrective action or make a filing under any voluntary correction program of the IRS, United States Department of Labor or any other Governmental Entity with respect to any Company Benefit Plan, and neither the Company nor the Bank has any knowledge of any plan defect that would qualify for correction under any such program. (d) Section 3.11(d) of the Company Disclosure Schedule identifies each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code (the “Company Qualified Plans”). The IRS has issued a favorable determination letter, or an opinion letter for a prototype or volume submitter plan upon which the Company may rely, with respect to each Company Qualified Plan and the related trust, which letter has not been revoked (nor, to the knowledge of the Company, has revocation been threatened), and, to the knowledge of the Company, there are no existing circumstances and no events have occurred that would reasonably be expected to adversely affect the qualified status of any Company Qualified Plan or the related trust or materially increase the costs relating thereto. No trust funding any Company Benefit Plan is intended to meet the requirements of Section 501(c)(9) of the Code.

13 (e) Except as set forth in Section 3.11(e) of the Company Disclosure Schedule, each Company Benefit Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) and any award thereunder, in each case that is subject to Section 409A of the Code, has (i) since January 1, 2005, been maintained and operated, in all material respects, in good faith compliance with Section 409A of the Code and IRS Notice 2005-1 and (ii) since January 1, 2009, been, in all material respects, in documentary and operational compliance with Section 409A of the Code. (f) No Company Benefit Plan is subject to Title IV or Section 302 of ERISA. (g) None of the Company, the Bank or any Company ERISA Affiliate has, at any time during the last six years, contributed to or been obligated to contribute to any plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (a “Multiemployer Plan”) or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a “Multiple Employer Plan”), and none of the Company, the Bank or any Company ERISA Affiliate has incurred any liability to a Multiemployer Plan or Multiple Employer Plan as a result of a complete or partial withdrawal (as those terms are defined in Part I of Subtitle E of Title IV of ERISA) from a Multiemployer Plan or Multiple Employer Plan. (h) Except as set forth in Section 3.11(h) of the Company Disclosure Schedule, neither the Company nor the Bank sponsors, has sponsored or has any obligation with respect to any employee benefit plan that provides for any post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees or beneficiaries or dependents thereof, except as required by Section 4980B of the Code. (i) All contributions required to be made to any Company Benefit Plan by applicable law or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Company Benefit Plan, have been timely made or paid in full or, to the extent not required to be made or paid, have been fully reflected on the books and records of the Company. (j) There are no pending or, to the knowledge of the Company, threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted, and, to the Company’s knowledge, no set of circumstances exists which may reasonably give rise to a claim or lawsuit, against any Company Benefit Plan, any fiduciaries thereof with respect to their duties to a Company Benefit Plan or the assets of any trust under any Company Benefit Plan which could reasonably be expected to result in any material liability of the Company or the Bank to any Governmental Entity, any Multiemployer Plan, a Multiple Employer Plan, any participant in a Company Benefit Plan, or any other party. (k) None of the Company, the Bank or any Company ERISA Affiliate, or to the knowledge of the Company any other person, including any fiduciary, has engaged in any “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA), which could subject any of the Company Benefit Plans or their related trusts, the Company, the Bank, any Company ERISA Affiliate or any person that the Company or the Bank has an obligation to indemnify, to any Tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA. (l) Except as set forth in Section 3.11(l) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation of the

14 Merger or the Bank Merger will (either alone or in conjunction with any other event) result in, cause the vesting, exercisability or delivery of, or increase the amount or value of, any payment, right or other benefit to any employee, officer, director or other service provider of the Company or the Bank, or result in any limitation on the right of the Company or the Bank to amend, merge, terminate or receive a reversion of assets from any Company Benefit Plan or related trust. Without limiting the generality of the foregoing, no amount paid or payable (whether in cash, in property, or in the form of benefits) by the Company or the Bank in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an “excess parachute payment” within the meaning of Section 280G of the Code or will not be deductible under Section 162(m) of the Code. Neither the Company nor the Bank maintains or contributes to a rabbi trust or similar funding vehicle, and the transactions contemplated by this Agreement will not cause or require the Company or the Bank to establish or make any contribution to a rabbi trust or similar funding vehicle. No Company Benefit Plan provides for the gross-up or reimbursement of Taxes under Section 4999 or 409A of the Code, or otherwise. (m) There are no pending or, to the Company’s knowledge, threatened labor grievances or unfair labor practice or discrimination claims or charges against the Company or the Bank, or any strikes or other labor disputes against the Company or the Bank. Neither the Company nor the Bank is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to its employees and, to the knowledge of the Company, there are no organizing efforts by any union or other group seeking to represent any employees of the Company or the Bank. 3.12 Compliance with Applicable Law. Each of the Company and the Bank holds, and has at all times since January 1, 2020, held, all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business and ownership of its properties, rights and assets under and pursuant to each (and have paid all fees and assessments due and payable in connection therewith) and to the knowledge of the Company, no suspension or cancellation of any such material license, franchise, permit or authorization is threatened. Each of the Company and the Bank has complied with, and is not in default or violation under any, applicable law, statute, order, rule, regulation, policy and/or guideline of any Governmental Entity relating to it, its business, its operations or its ownership of property and assets, including all laws related to data protection or privacy, the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act and Regulation B, the Fair Housing Act, the Community Reinvestment Act (“CRA”), the Fair Credit Reporting Act, the Truth in Lending Act and Regulation Z, the Home Mortgage Disclosure Act, the Fair Debt Collection Practices Act, the Electronic Fund Transfer Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau, the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act and Regulation X, and any other law relating to bank secrecy, discriminatory lending, financing or leasing practices, money laundering prevention, Sections 23A and 23B of the Federal Reserve Act and all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans, except for such non-compliances, violations and defaults, which in the aggregate would not be material to the business, operations, financial condition or financial performance of the Company and the Bank, taken as a whole. The Bank has a CRA rating of “satisfactory” or better. The Company does not have any knowledge of any facts or circumstances that would cause the Bank to be assigned a rating for CRA purposes by a Regulatory Agency of lower than “satisfactory.” To the knowledge of the Company, there is no reasonable basis for any Governmental Entity or other person to assert any claim against the Company or the Bank for damages, penalties or other monetary relief based on any violation of law, statute, order, rule, regulation, policy

15 and/or guidance of any Governmental Entity which in the aggregate would be material to the business, operations, financial condition or financial performance of the Company and the Bank taken as a whole. 3.13 Certain Contracts. (a) Except as set forth in Section 3.13(a) of the Company Disclosure Schedule, as of the date hereof, neither the Company nor the Bank is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) with respect to the employment of any directors, officers or employees, (ii) which, upon the execution or delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, will (either alone or upon the occurrence of any additional acts or events) result in any payment (whether of severance pay or otherwise) becoming due from the Company, the Bank, the Surviving Company, or the Surviving Bank to any director, officer, employee or independent contractor of the Company or the Bank, (iii) which requires a third party to refer business to the Company or the Bank, or requires the Company or the Bank to refer business to a third party, (iv) which is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (v) which contains a non-compete or client or customer non-solicit requirement or any other provision that restricts the conduct of any line of business by the Company or the Bank, or upon consummation of the Merger or the Bank Merger will restrict the ability of the Surviving Company or the Surviving Bank to engage in any line of business, (vi) (including any Company Benefit Plan) any of the benefits under which will be increased, or the vesting of the benefits under which will be accelerated, by the occurrence of the execution and delivery of this Agreement or the consummation of any of the transactions contemplated by this Agreement, or the value of any of the benefits under which will be calculated on the basis of any of the transactions contemplated by this Agreement, (vii) that relates to the incurrence of indebtedness by the Company or the Bank (other than deposit liabilities, trade payables, federal funds purchased, advances and loans from the FHLB and securities sold under agreements to repurchase, in each case incurred in the ordinary course of business consistent with past practice) including any sale and leaseback transactions, capitalized leases and other similar financing transactions, (viii) that grants any right of first refusal, right of first offer or similar right with respect to any assets, rights or properties of the Company or the Bank, (ix) that involves the payment by the Company or the Bank of more than $100,000 per annum or $200,000 in the aggregate (other than any such contracts which are terminable by the Company or the Bank on sixty days or less notice without any required payment or other conditions, other than the condition of notice), (x) that pertains to the leasing of real property, (xi) that obligates the Company or the Bank to conduct business with a third party on an exclusive or preferential basis, (xii) with any Governmental Entity, (xiii) that was not entered into in the ordinary course of business, (xiv) that imposes potential recourse obligations on the Company or the Bank in connection with the sale of loans or loan participations, (xv) for the subservicing of loans, (xvi) that provides for contractual indemnification to any director, officer, employee or independent contractor of the Company or the Bank or (xvii) that would prevent, materially delay or materially impede the ability of the Company to consummate the Merger or the Bank to consummate the Bank Merger. Each contract, arrangement, commitment or understanding of the type described in this Section 3.13(a), whether or not set forth in the Company Disclosure Schedule, is referred to herein as a “Company Contract.” (b) To the knowledge of the Company, (i) each Company Contract is valid and binding on the Company or the Bank, as applicable, and in full force and effect, (ii) the Company and the Bank have each performed all material obligations required to be performed by it under each Company Contract, (iii) each third-party counterparty to each Company Contract has performed all material obligations required to be performed by it under such Company Contract, and (iv) no event or

16 condition exists which constitutes or, after notice or lapse of time or both, will constitute, a material default on the part of the Company or the Bank under any such Company Contract. 3.14 Agreements with Regulatory Agencies. Neither the Company nor the Bank is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since January 1, 2020, a recipient of any supervisory letter from, or since January 1, 2020, has adopted any policies, procedures or board resolutions at the request or suggestion of, any Regulatory Agency or other Governmental Entity, in each case that currently restricts in any material respect the conduct of its business or that in any manner currently relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in the Company Disclosure Schedule, a “Company Regulatory Agreement”), nor has the Company or the Bank been advised since January 1, 2020, by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such the Company Regulatory Agreement. 3.15 Risk Management Instruments. All interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar derivative transactions and risk management arrangements, whether entered into for the account of the Company or the Bank or for the account of a customer of the Company or the Bank or relating to a Loan (as defined in Section 3.25), were entered into in the ordinary course of business and in accordance with applicable rules, regulations and policies of any Regulatory Agency and with counterparties believed to be financially responsible at the time and (assuming due authorization, execution and delivery by the applicable counterparty) are legal, valid and binding obligations of the Company or the Bank enforceable in accordance with their terms, subject to the Enforceability Exception, and are in full force and effect. The Company and the Bank have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued, and, to the Company’s knowledge, there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder. All risk management instruments in effect on the date of this Agreement for the account of a customer or relating to a Loan are set forth in Section 3.15 of the Company Disclosure Schedule. 3.16 Environmental Matters. Each of the Company and the Bank is in compliance, and has complied with all federal, state or local laws, regulations, orders, decrees, permits, authorizations, common law or agency requirements relating to: (i) the protection or restoration of the environment, health and safety as it relates to hazardous substance exposure or natural resource damages, (ii) the handling, use, presence, disposal, release or threatened release of, or exposure to, any hazardous substance, and (iii) noise, odor, wetlands, indoor air, pollution, contamination or any injury to persons or property from exposure to any hazardous substance (collectively, “Environmental Laws”), except for such non-compliance that has not had and would not, either individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company. There are no legal, administrative, arbitral or other proceedings, claims or actions or, to the knowledge of the Company, any private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on the Company or the Bank of any liability or obligation in excess of five hundred thousand dollars ($500,000) in the aggregate arising under any Environmental Law. To the knowledge of the Company, there is no reasonable basis for any such proceeding, claim, action or governmental investigation. Neither the Company nor the Bank is subject to any agreement, order, judgment, decree, letter agreement or memorandum of agreement by or with any court, governmental authority,

17 regulatory agency or third party imposing any liability or obligation under any Environmental Law. To the knowledge of the Company, there are no underground storage tanks located at any Company Owned Property (as defined in Section 3.18). 3.17 Investment Securities, Commodities and BOLI. (a) Each of the Company and the Bank has good title to all securities and commodities owned by it (except those sold under repurchase agreements), free and clear of any Lien, except to the extent such securities or commodities are pledged in the ordinary course of business to secure obligations of the Company or the Bank. Such securities and commodities are valued on the books of the Company in accordance with GAAP. (b) The Company and the Bank and their respective businesses employ investment, securities, commodities, risk management and other policies, practices and procedures that the Company believes are reasonable in the context of such businesses. Prior to the date of this Agreement, the Company has made available to HomeTrust such policies, practices and procedures. (c) Section 3.17(c) of the Company Disclosure Schedule sets forth a true, correct and complete list of all bank owned life insurance (“BOLI”) owned by the Company or the Bank, including the cash surrender value of its BOLI. The Company and the Bank have taken all actions (and obtained all employee written consents) necessary to comply in all material respects with applicable law in connection with the purchase and maintenance of its BOLI. The value of such BOLI is fairly and accurately reflected in the most recent balance sheet included in the Company Financial Statements in accordance with GAAP. Except as set forth in Section 3.17(c) of the Company Disclosure Schedule, all BOLI set forth in Section 3.17(c) of the Company Disclosure Schedule is owned solely by the Company or the Bank, no other person has any ownership claims with respect to such BOLI or proceeds of insurance derived therefrom and there is no split dollar or similar benefit under such BOLI. Neither the Company nor the Bank has any outstanding borrowings secured in whole or part by its BOLI. 3.18 Real Property. The Company or the Bank (a) has good and marketable title to all the real property reflected in the most recent audited balance sheet included in the Company Financial Statements as being owned by the Company or the Bank or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “Company Owned Properties”), free and clear of all Liens, except (i) statutory Liens securing payments not yet due, (ii) Liens for real property Taxes not yet due and payable, (iii) easements, rights of way, and other similar encumbrances that do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (iv) such imperfections or irregularities of title or Liens as do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties (collectively, “Permitted Encumbrances”), and (b) except as set forth in Section 3.18 of the Company Disclosure Schedule, is the lessee of all real estate leasehold estates reflected in the most recent audited financial statements included in such Company Financial Statements or acquired after the date thereof (except for leases that have terminated or expired by their terms since the date thereof) (the “Company Leased Properties” and, collectively with the Company Owned Properties, the “Company Real Property”), free and clear of all Liens of any nature whatsoever, except for Permitted Encumbrances, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without any material default thereunder by the lessee or, to the Company’s knowledge, the lessor. There are no pending or, to the knowledge of the Company, threatened condemnation proceedings against any Company Real Property. To the knowledge of the

18 Company, none of the buildings, structures or other improvements located on any Company Real Property encroaches upon or over any adjoining real property or any easement or right-of-way. 3.19 Intellectual Property. Each of the Company and the Bank owns, or is licensed to use (in each case, free and clear of any Liens), all Intellectual Property necessary for the conduct of its business as currently conducted. Except as would not reasonably be expected to have a Material Adverse Effect on the Company: (i) (A) the use of any Intellectual Property by the Company or the Bank does not infringe, misappropriate or otherwise violate the rights of any person or entity and is in accordance with any applicable license pursuant to which the Company or the Bank acquired the right to use any Intellectual Property and (B) no person or entity has asserted in writing that the Company or the Bank has infringed, misappropriated or otherwise violated the Intellectual Property rights of such person or entity, (ii) no person or entity is, to the knowledge of the Company, challenging, infringing on or otherwise violating any right of the Company or the Bank with respect to any Intellectual Property owned by and/or licensed to the Company or its Subsidiaries, and (iii) neither the Company nor the Bank has received any written notice of any pending claim with respect to any Intellectual Property owned by the Company or the Bank, and the Company and the Bank have taken commercially reasonable actions to avoid the abandonment, cancellation or unenforceability of all Intellectual Property owned or licensed, respectively, by the Company and the Bank. For purposes of this Agreement, “Intellectual Property” means trademarks, service marks, brand names, internet domain names, logos, symbols, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), all improvements thereto, and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, trade secrets and know-how, including processes, technologies, protocols, formulae, prototypes and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not and whether in published or unpublished works, in any jurisdiction; registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; computer programs, whether in source code or object code form (including any and all software implementation algorithms), databases and compilations (including any and all data and collections of data); and any similar intellectual property or proprietary rights. 3.20 Related Party Transactions. Except as set forth in Section 3.20 of the Company Disclosure Schedule, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between the Company or the Bank, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of the Company or the Bank or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) 5% or more of the outstanding Company Common Stock (or any of such person’s immediate family members or affiliates), on the other hand, except those of a type available to employees of the Company or the Bank generally or those related to compensation solely resulting from an employment relationship. 3.21 State Takeover Laws. Either this Agreement and Merger are exempt from, or the Board of Directors of the Company has approved this Agreement and the Merger as required to render inapplicable to this Agreement and the Merger, the restrictions on “business combinations” set forth

19 in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law (any such laws, “Takeover Statutes”) applicable to the Company. 3.22 Reorganization. Neither the Company nor the Bank has taken any action or is aware of any fact or circumstance that would reasonably be expected to prevent the Merger or the Bank Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code. 3.23 Reserved. 3.24 Data Privacy. The Company and the Bank have in place data protection and privacy policies and procedures believed reasonable by the Company to protect, safeguard and maintain the confidentiality, integrity and security of (i) their information technology systems and (ii) all information, data and transactions stored or contained therein or transmitted thereby, including personally identifiable information, financial information, and credit card data (as such information or terms, are defined and/or regulated under applicable laws, statues, order, rules, regulations, policies, agreements, and guidelines of any Governmental Entity or Regulatory Agency) (“Company Data”), against any unauthorized or improper use, access, transmittal, interruption, modification or corruption, except where the failure to have in place such policies and procedures has not had and would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. The Company and the Bank are in compliance with applicable federal and state confidentiality and data security laws, statutes, orders, rules, regulations, policies, agreements, and guidelines of any Governmental Entity or Regulatory Agency including Title V of the Gramm-Leach- Bliley Act of 1999 and regulations promulgated thereunder, as well as the provisions of the information security program adopted by the Company and/or the Bank pursuant to 12 C.F.R. Part 364, and all industry standards applicable to Company Data, including card association rules and the payment card industry data security standards, except where such failure to be in compliance has not had and would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Except as has not had and would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, there currently are not any, and since January 1, 2020, have not been any, pending or, to the knowledge of the Company, threatened, claims or written complaints with respect to unauthorized access to or breaches of the security of (i) any of the Company’s or the Bank’s information technology systems or (ii) Company Data or any other such information collected, maintained or stored by or on behalf of the Company and the Bank (or any unlawful acquisition, use, loss, destruction, compromise or disclosure thereof). See also, Section 3.24 of the Company Disclosure Schedule. 3.25 Loan Portfolio. (a) As of the date hereof, except as set forth in Section 3.25(a) of the Company Disclosure Schedule, neither the Company nor the Bank is a party to any written or oral (i) loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) (collectively, “Loans”) in which the Company or the Bank is a creditor and which, as of June 30, 2022, had an outstanding principal balance of two hundred fifty thousand dollars ($250,000) or more and was over ninety days or more delinquent in payment of principal or interest, or (ii) Loans with any director or executive officer of the Company or the Bank or with any holder of 5% or more of the outstanding Company Common Stock, or to the knowledge of the Company, any affiliate of any of the foregoing. Set forth in Section 3.25(a) of the Company Disclosure Schedule is a correct and complete list of (A) all of the Loans of the Company and the Bank that, as of June 30, 2022, were classified by the Company as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk

20 Assets,” “Concerned Loans,” “Watch List” or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the identity of the borrower thereunder, together with the aggregate principal amount of such Loans by category of Loan (e.g., commercial, consumer, etc.), and (B) each asset of the Company or the Bank that, as of June 30, 2022, was classified as “Other Real Estate Owned” and the book value thereof. (b) To the Company’s knowledge, each Loan of the Company and the Bank (i) is evidenced by notes, agreements or other evidences of indebtedness that are genuine and what they purport to be, (ii) to the extent carried on the books and records of the Company or the Bank as a secured Loan, has been secured by valid mortgages, pledges, security interests, restrictions, claims, liens or encumbrances, as applicable, which have been perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to the Enforceability Exception. (c) Except as would not be reasonably expected to result in a material liability or loss to the Company and the Bank taken as a whole, the outstanding Loans originated, administered and/or serviced by the Company or the Bank were originated, administered and/or serviced, by the Company or the Bank, and the relevant Loan files are being maintained, in all material respects, in accordance with the relevant notes or other credit or security documents, the written underwriting standards of the Company or the Bank (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors) and with all applicable federal, state and local laws, regulations and rules. (d) Except as would not be reasonably expected to result in a material liability or loss to the Company and the Bank taken as a whole, with respect to Loans serviced by the Company or the Bank on behalf of others: (i) such Loans have been serviced and administered in all material respects in accordance with all applicable guidelines, relevant laws and investor requirements, (ii) there have been no repurchases of any such Loans or losses incurred with respect to any such Loans during the past two years, and (iii) the fair value of the mortgage servicing rights associated with such Loans in the Company Financial Statements is reflected net of a reserve believed adequate by the Company for future loss exposure of the Company and the Bank relating to such Loans. (e) None of the agreements pursuant to which the Company or the Bank has sold Loans or pools of Loans or participations in Loans contains any obligation to repurchase such Loans or interests therein except for breaches of representations and warranties with respect thereto. (f) There are no outstanding Loans made by the Company or the Bank to any “executive officer” or other “insider” (as each such term is defined in Regulation O promulgated by the Federal Reserve Board) of the Company or the Bank, other than Loans that are subject to and that were made and continue to be in compliance with Regulation O or that are exempt therefrom. (g) Except as set forth in Section 3.25(g) of the Company Disclosure Schedule, neither the Company nor the Bank is now, nor has been since January 1, 2020, subject to any fine, suspension, settlement or other contract or other administrative agreement or sanction by, or any reduction in any loan purchase commitment from, any Governmental Entity relating to the origination, sale or servicing of mortgage or consumer Loans. (h) As to each Loan that is secured, whether in whole or in part, by a guaranty of the Small Business Administration or any other Governmental Entity, such guaranty is believed to be in full force and effect, and will remain in full force and effect following the Effective Time and the

21 consummation of the Bank Merger, in each case, without any further action by the Company or the Bank subject to the Bank’s fulfilling its obligations under the agreement with the Small Business Administration that arise after its date hereof. 3.26 Insurance. The Company and the Bank are insured with reputable insurers against such risks and in such amounts as the management of the Company has determined to be appropriate, and the Company and the Bank are in material compliance with their insurance policies and are not in default under any of the terms thereof. Each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of the Company and the Bank (or as otherwise disclosed pursuant to Section 3.17(c) with respect to split- dollar or similar policies), the Company or the Bank is the sole beneficiary of such policies. All premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in a due and timely fashion. 3.27 Fiduciary Business. Neither the Company nor the Bank engages in business as a fiduciary. 3.28 Books and Records. The corporate record books (in all material respects) and the stock record books (in all respects) of the Company and the Bank are complete and reflect all material meetings, consents, and other actions of the board of directors and stockholders of the Company and the Bank, and all transactions relating to the capital stock in such entities. 3.29 Indemnification. To the knowledge of the Company, no action or failure to take action by any present or former director, officer, employee or agent of the Company or the Bank has occurred which would give rise to a claim by any such individual for indemnification from the Company or the Bank. 3.30 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III (including the related portions of the Company Disclosure Schedule), neither the Company nor any other person on behalf of the Company has made or makes, or shall be deemed to have made or make, any express or implied representation or warranty, either written or oral, with respect to or in connection with this Agreement or any of the transactions contemplated hereby, or otherwise. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF HOMETRUST Except (i) as disclosed in the disclosure schedule delivered by HomeTrust to the Company concurrently herewith (the “HomeTrust Disclosure Schedule”); provided, that (a) no item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect, (b) the mere inclusion of an item in the HomeTrust Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by HomeTrust that such item represents a material exception or fact, event or circumstance, a material impact to HomeTrust and HomeTrust Bank taken as a whole, or that such item is reasonably likely to result in a Material Adverse Effect, and (c) any disclosures made with respect to a section of Article IV shall be deemed to qualify (1) any other section of Article IV specifically referenced or cross-referenced and (2) other sections of Article IV to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections or (ii) as disclosed in any

22 HomeTrust Reports (as defined in Section 4.12) filed with the SEC by HomeTrust prior to the date hereof (but disregarding risk factor disclosures contained under the heading “Risk Factors,” any “forward-looking statements” disclosures or disclaimers, and any other statements or disclosures that are similarly non-specific or that are cautionary, predictive or forward-looking in nature), HomeTrust hereby represents and warrants to the Company as follows: 4.1 Corporate Organization. (a) HomeTrust is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and is a financial holding company duly registered under the BHC Act. HomeTrust has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on HomeTrust. True and complete copies of the articles of incorporation of HomeTrust (the “HomeTrust Articles”) and the by-laws of HomeTrust (the “HomeTrust By-laws”), as in effect as of the date of this Agreement, have previously been made available by HomeTrust to the Company. (b) HomeTrust Bank, as of the date of this Agreement, is the only Subsidiary of HomeTrust and (i) is duly organized and validly existing under the laws of North Carolina, (ii) is duly qualified to do business and, where such concept is recognized under applicable law, is in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified or in good standing would reasonably be expected to have a Material Adverse Effect on HomeTrust, and (iii) has all requisite power and authority to own or lease its properties and assets and to carry on its business as now conducted. There are no restrictions on the ability of HomeTrust Bank to pay dividends or distributions except for statutory restrictions on dividends or distributions generally applicable to all entities of the same type and for restrictions on dividends or distributions imposed by Regulatory Agencies. The deposit accounts of HomeTrust Bank are insured by the FDIC through the Deposit Insurance Fund to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or threatened. Except as set forth in Section 4.1(b) of the HomeTrust Disclosure Schedule, neither HomeTrust nor HomeTrust Bank owns any equity or profit-and-loss interest in any business enterprise, corporation, partnership or joint venture, limited liability company, association, joint-stock company, business trust or unincorporated organization, other than readily marketable securities, securities available-for-sale in its investment portfolio, stock in the FHLB, stock in the Federal Reserve Bank of Richmond, and HomeTrust’s ownership of all of the outstanding capital stock of HomeTrust Bank. HomeTrust Bank is a state chartered member bank whose primary federal regulator is the Federal Reserve Board. True and complete copies of the charter and by-laws of HomeTrust Bank, as in effect on the date of this Agreement, have previously been made available by HomeTrust to the Company. 4.2 Capitalization (a) The authorized capital stock of HomeTrust consists of 60,000,000 shares of HomeTrust Common Stock and 10,000,000 shares of preferred stock, $0.01 value per share, of which no shares of preferred stock are issued or outstanding. As of the date of this Agreement, there are

23 (i) 15,602,966 shares of HomeTrust Common Stock issued and outstanding, including 135,910 shares of HomeTrust Common Stock granted in respect of outstanding awards of restricted HomeTrust Common Stock under the HomeTrust Stock Plans (as defined below) (a “HomeTrust Restricted Stock Award”), (ii) 0 shares of HomeTrust Common Stock held as treasury stock, (iii) 917,370 shares of HomeTrust Common Stock reserved for issuance upon the exercise of outstanding stock options to purchase shares of HomeTrust Common Stock granted under the HomeTrust Stock Plans (“HomeTrust Stock Options”), (iv) 99,647` shares of HomeTrust Common Stock reserved for issuance pursuant to future grants under the HomeTrust Stock Plans, and (v) no other shares of capital stock or other voting securities of HomeTrust issued, reserved for issuance or outstanding. As used herein, the “HomeTrust Stock Plans” means all employee and/or director equity incentive plans of HomeTrust in effect as of the date of this Agreement. All of the issued and outstanding shares of HomeTrust Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, there are no (A) bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which stockholders of HomeTrust may vote or (B) trust preferred or subordinated debt securities of HomeTrust or HomeTrust Bank or affiliates issued or outstanding. Other than HomeTrust Stock Options issued prior to the date of this Agreement, as of the date of this Agreement, there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements obligating HomeTrust to issue, transfer, sell, purchase, redeem or otherwise acquire, any of its capital stock or other securities. There are no voting trusts, shareholder agreements, proxies or other agreements in effect with respect to the voting or transfer of the HomeTrust Common Stock. Other than the HomeTrust Stock Options and the HomeTrust Restricted Stock Awards set forth above, no equity-based awards (including any cash awards where the amount of payment is determined in whole or in part based on the price of any capital stock of HomeTrust or HomeTrust Bank) are outstanding on the date of this Agreement. (b) HomeTrust owns all of the issued and outstanding shares of capital stock of HomeTrust Bank, free and clear of any Liens, and all of such shares and equity securities are duly authorized and validly issued and are fully paid, nonassessable (except, with respect to HomeTrust Bank, as provided under applicable law) and free of preemptive rights, with no personal liability attaching to the ownership thereof. There are no outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of HomeTrust Bank or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of HomeTrust Bank. 4.3 Authority; No Violation. (a) HomeTrust has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by HomeTrust and the consummation by HomeTrust of the Merger have been duly and validly approved by the Board of Directors of HomeTrust and no other corporate action on the part of HomeTrust is necessary to approve this Agreement or the Merger. True and complete copies of resolutions of the Board of Directors approving this Agreement and the Merger have been previously made available by HomeTrust to the Company. This Agreement has been duly and validly executed and delivered by HomeTrust and (assuming due authorization, execution and delivery by the Company) constitutes a valid and binding obligation of HomeTrust, enforceable against HomeTrust in accordance with its terms (except as enforceability may be limited by the Enforceability Exception). The shares of HomeTrust Common Stock to be issued in the Merger have been duly and validly authorized and,

24 when issued, will be validly issued, fully paid and nonassessable, and no current or past stockholder of HomeTrust has or will have any preemptive right or similar rights in respect thereof. (b) Neither the execution and delivery of this Agreement by HomeTrust or the Bank Plan of Merger by HomeTrust Bank, nor the consummation of the Merger by HomeTrust or the Bank Merger by HomeTrust Bank, nor compliance by HomeTrust or HomeTrust Bank with any of the terms and provisions of this Agreement or the Bank Plan of Merger, respectively, will (i) violate any provision of the HomeTrust Articles or HomeTrust By-laws or the charter or by-laws of HomeTrust Bank, or (ii) assuming that the filings, notices, consents and approvals referred to in Section 4.4 are duly obtained and/or made, as applicable, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to HomeTrust, HomeTrust Bank or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of HomeTrust or HomeTrust Bank under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract or other material instrument or obligation to which HomeTrust or HomeTrust Bank is a party, or by which they or any of their respective properties or assets may be bound, except for those that are not material, in the aggregate, to the business, operations, financial condition or financial performance of HomeTrust and HomeTrust Bank, taken as a whole. 4.4 Consents and Approvals. Except for the filings, notices, consents and approvals referred to in Section 3.4 hereof, no consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with (i) the execution and delivery by HomeTrust of this Agreement or (ii) the consummation by HomeTrust of the Merger and the consummation by HomeTrust Bank of the Bank Merger. As of the date hereof, HomeTrust is not aware of any reason why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger and Bank Merger on a timely basis. 4.5 Reports. HomeTrust and HomeTrust Bank have timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file since January 1, 2020 with any Regulatory Agencies, including any report, registration or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Regulatory Agency, and, to the knowledge of HomeTrust, have paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Regulatory Agency in the ordinary course of business of HomeTrust and HomeTrust Bank, to the knowledge of HomeTrust, no Regulatory Agency has initiated or conducted any investigation into the business or operations of HomeTrust or HomeTrust Bank since January 1, 2020. There (i) is no material unresolved violation, criticism, or exception cited by any Regulatory Agency with respect to any report or statement relating to any examinations or inspections of HomeTrust or HomeTrust Bank, and (ii) have been no formal or, to the knowledge of HomeTrust, informal inquiries by, or material disagreements or disputes with, any Regulatory Agency with respect to the business, operations, policies or procedures of HomeTrust or HomeTrust Bank since January 1, 2020.

25 4.6 Financial Statements, Accounting and Internal Controls. (a) The financial statements of HomeTrust and HomeTrust Bank included (or incorporated by reference) in the HomeTrust Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of HomeTrust and HomeTrust Bank, (ii) fairly present in all material respects the consolidated results of operations, changes in stockholders’ equity and consolidated financial position of HomeTrust and HomeTrust Bank for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to year-end audit adjustments normal in nature and amount and the lack of footnotes), (iii) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. The financial and accounting books and records of HomeTrust and HomeTrust Bank have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. FORVIS, LLP (formerly Dixon Hughes Goodman LLP) has not resigned (or informed HomeTrust that it intends to resign) or been dismissed as independent public accountants of HomeTrust as a result of or in connection with any disagreements with HomeTrust on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. (b) Neither HomeTrust nor HomeTrust Bank has any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due) that is required to be reflected on an audited balance sheet or the notes thereto in accordance with GAAP other than those reflected on the consolidated balance sheet of HomeTrust and its Subsidiaries (or the notes thereto) included in HomeTrust’s Annual Report on Form 10-K for the year ended June 30, 2021 and for liabilities incurred thereafter none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect on HomeTrust. (c) The records, systems, controls, data and information of HomeTrust and HomeTrust Bank are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of HomeTrust or HomeTrust Bank or their accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on HomeTrust’s (or any HomeTrust Bank’s) system of internal controls. HomeTrust (x) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to HomeTrust, including its Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of HomeTrust by others within those entities as appropriate to allow timely decisions regarding required disclosures and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, and (y) has disclosed, based on its most recent evaluation prior to the date hereof, to HomeTrust’s outside auditors and the audit committee of HomeTrust’s Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect HomeTrust’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in HomeTrust’s internal controls over financial reporting. These disclosures were made in writing by management to HomeTrust’s auditors and audit committee and a copy has previously been made available to the

26 Company. There is no reason to believe that HomeTrust’s outside auditors and its Chief Executive Officer and Chief Financial Officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due. (d) Since January 1, 2020, (i) neither HomeTrust nor HomeTrust Bank, or, to the knowledge of HomeTrust, any director, officer, auditor, accountant or representative of HomeTrust or HomeTrust Bank, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of HomeTrust or HomeTrust Bank or their internal accounting controls, including any complaint, allegation, assertion or claim that HomeTrust or HomeTrust Bank has engaged in questionable accounting or auditing practices, and (ii) no attorney representing HomeTrust or HomeTrust Bank, or any other person, whether or not employed by HomeTrust or HomeTrust Bank, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation of banking or other laws by HomeTrust or HomeTrust Bank or any of their officers, directors, employees or agents to the Board of Directors of HomeTrust or HomeTrust Bank or any committee thereof or, to the knowledge of HomeTrust, to any director or executive officer of HomeTrust or HomeTrust Bank. (e) The allowance for loan and lease losses account of HomeTrust Bank as reflected in HomeTrust Bank’s call report for the quarter ended March 31, 2022, was as of such date, and the amount thereof contained in the financial books and records of HomeTrust Bank as of the last day of the month immediately preceding the Closing Date will be as of such future date, in compliance with HomeTrust Bank’s existing methodology for determining the adequacy of its allowance for loan and lease losses as well as GAAP and applicable regulatory guidelines. 4.7 Broker’s Fees. With the exception of the engagement of Raymond James and Associates, Inc., neither HomeTrust nor HomeTrust Bank nor any of their respective officers or directors has employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions, finder’s fees, or advisory or fairness opinion fees in connection with the Merger or the Bank Merger. HomeTrust has previously disclosed to the Company the aggregate fees to be paid in connection with the engagement by HomeTrust of Raymond James and Associates, Inc. related to the Merger and the Bank Merger. 4.8 Absence of Certain Changes or Events. (a) Since June 30, 2021, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on HomeTrust. (b) Since June 30, 2021, to the date of this Agreement, other than entering into this Agreement or in connection with this Agreement or the transactions contemplated hereby, HomeTrust and HomeTrust Bank have in all material respects carried on their respective businesses in the ordinary course. (c) Neither HomeTrust nor HomeTrust Bank has taken any action since December 31, 2021 that, if taken after the date of this Agreement, would be prohibited under Section 5.4.

27 4.9 Legal Proceedings. (a) Neither HomeTrust nor HomeTrust Bank is a party to any, and there are no pending or, to HomeTrust’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against HomeTrust or HomeTrust Bank or any of their current or former directors or executive officers in their capacities as such involving a monetary claim in excess of one hundred and fifty thousand dollars ($150,000) or seeking injunctive or other equitable relief, or challenging the validity or propriety of the transactions contemplated by this Agreement. (b) There is no injunction, order, judgment, decree, ruling, award or regulatory restriction (other than regulatory restrictions of general application to banks and bank holding companies) imposed upon HomeTrust, HomeTrust Bank or the assets of HomeTrust or HomeTrust Bank (or that, upon consummation of the Merger or the Bank Merger would apply to the Surviving Company or the Surviving Bank) that is material to the business, operations, financial condition or financial performance of HomeTrust and HomeTrust Bank, taken as a whole. 4.10 Taxes and Tax Returns. Each of HomeTrust and HomeTrust Bank has duly and timely filed (including all applicable extensions) all Tax Returns in all jurisdictions in which Tax Returns are required to be filed by it, and all such Tax Returns are true, correct, and complete in all material respects. Neither HomeTrust nor HomeTrust Bank is the beneficiary of any extension of time within which to file any Tax Return (other than extensions to file Tax Returns obtained in the ordinary course). All Taxes of HomeTrust and HomeTrust Bank (whether or not shown on any Tax Returns) that are due have been fully and timely paid. Each of HomeTrust and HomeTrust Bank has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, stockholder, independent contractor or other third party. Neither HomeTrust nor HomeTrust Bank has granted any extension or waiver of the limitation period applicable to any Tax that remains in effect. Neither HomeTrust nor HomeTrust Bank has received written notice of assessment or proposed assessment in connection with any amount of Taxes, and there are no pending or, to the knowledge of HomeTrust, threatened disputes, claims, audits, examinations or other proceedings regarding any Tax of HomeTrust and HomeTrust Bank or the assets of HomeTrust or HomeTrust Bank. HomeTrust has made available to the Company true and complete copies of any private letter ruling requests, closing agreements or gain recognition agreements with respect to Taxes requested or executed in the last six years. Neither HomeTrust nor HomeTrust Bank is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among HomeTrust and HomeTrust Bank). Neither HomeTrust nor HomeTrust Bank has been, within the past two years or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part, a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code. Neither HomeTrust nor HomeTrust Bank has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011- 4(b)(1). At no time during the past five years has HomeTrust been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code. No claim has been made in the last five (5) years by any Governmental Entity in a jurisdiction where HomeTrust or HomeTrust Bank does not file Tax Returns that HomeTrust or HomeTrust Bank is or may be subject to taxation by that jurisdiction.

28 4.11 Employees. (a) As used in this Agreement, the term “HomeTrust Benefit Plans” means all material employee benefit plans (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and all stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, or other benefit plans, programs or arrangements, and all retention, bonus, employment, termination, change in control and severance plans, programs, arrangements or agreements, and other similar contracts or agreements to or with respect to which HomeTrust, HomeTrust Bank, or any trade or business of HomeTrust or the Bank, whether or not incorporated, all of which together with HomeTrust would be deemed a “single employer” within the meaning of Section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of Section 414 of the Code (each, a “HomeTrust ERISA Affiliate”), is a party or has any current or future obligation or that are maintained, contributed to or sponsored by HomeTrust or HomeTrust Bank or any HomeTrust ERISA Affiliate for the benefit of any current or former employee, officer, director or independent contractor of HomeTrust or HomeTrust Bank or any HomeTrust ERISA Affiliate. (b) Each HomeTrust Benefit Plan has been established, operated and administered in all material respects in accordance with its terms and the requirements of all applicable laws, including ERISA and the Code. Neither HomeTrust nor HomeTrust Bank has taken any action to take corrective action or make a filing under any voluntary correction program of the IRS, United States Department of Labor or any other Governmental Entity with respect to any HomeTrust Benefit Plan, and neither HomeTrust nor HomeTrust Bank has any knowledge of any plan defect that would qualify for correction under any such program. (c) The IRS has issued a favorable determination letter, or an opinion letter for a prototype or volume submitter plan upon which HomeTrust may rely, with respect to each HomeTrust Benefit Plan that is intended to be qualified under Section 401(a) of the Code (collectively, the “HomeTrust Qualified Plans”), which letter has not been revoked (nor has revocation been threatened), and, to the knowledge of HomeTrust, there are no existing circumstances and no events have occurred that would reasonably be expected to adversely affect the qualified status of any HomeTrust Qualified Plan or the related trust or materially increase the costs relating thereto. No trust funding any HomeTrust Benefit Plan is intended to meet the requirements of Section 501(c)(9) of the Code. (d) Each HomeTrust Benefit Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) and any award thereunder, in each case that is subject to Section 409A of the Code, has (i) since January 1, 2005, been maintained and operated, in all material respects, in good faith compliance with Section 409A of the Code and IRS Notice 2005-1 and (ii) since January 1, 2009, been, in all material respects, in documentary and operational compliance with Section 409A of the Code. (e) No HomeTrust Benefit Plan is subject to Title IV or Section 302 of ERISA. (f) All contributions required to be made to any HomeTrust Benefit Plan by applicable law or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any HomeTrust Benefit Plan, have been timely made or paid in full or, to the extent not required to be made or paid, have been fully reflected on the books and records of HomeTrust. (g) There are no pending or, to the knowledge of HomeTrust, threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted

29 or instituted, and, to HomeTrust’s knowledge, no set of circumstances exists which may reasonably give rise to a claim or lawsuit, against any HomeTrust Benefit Plan, any fiduciaries thereof with respect to their duties to a HomeTrust Benefit Plan or the assets of any trust under any HomeTrust Benefit Plan which could reasonably be expected to result in any material liability of HomeTrust or HomeTrust Bank to any Governmental Entity, any Multiemployer Plan, a Multiple Employer Plan, any participant in a HomeTrust Benefit Plan, or any other party. (h) None of HomeTrust, HomeTrust Bank or any HomeTrust ERISA Affiliate or, to the knowledge of HomeTrust, any other person, including any fiduciary, has engaged in any “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA), which could subject any of the HomeTrust Benefit Plans or their related trusts, HomeTrust, HomeTrust Bank, any HomeTrust ERISA Affiliate or any person that HomeTrust or HomeTrust Bank has an obligation to indemnify, to any Tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA. (i) Neither the execution and delivery of this Agreement nor the consummation of the Merger or the Bank Merger will (either alone or in conjunction with any other event) result in, cause the vesting, exercisability or delivery of, or increase the amount or value of, any payment, right or other benefit to any employee, officer, director or other service provider of HomeTrust or HomeTrust Bank, or result in any limitation on the right of HomeTrust or HomeTrust Bank to amend, merge, terminate or receive a reversion of assets from any HomeTrust Benefit Plan or related trust. The transactions contemplated by this Agreement will not cause or require HomeTrust or HomeTrust Bank to establish or make any contribution to a rabbi trust or similar funding vehicle. (j) There are no pending or, to HomeTrust’s knowledge, threatened labor grievances or unfair labor practice or discrimination claims or charges against HomeTrust or HomeTrust Bank, or any strikes or other labor disputes against HomeTrust or HomeTrust Bank. Neither HomeTrust nor HomeTrust Bank is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of HomeTrust or HomeTrust Bank and, to the knowledge of HomeTrust, there are no organizing efforts by any union or other group seeking to represent any employees of HomeTrust or HomeTrust Bank. 4.12 SEC Reports. HomeTrust has filed with the SEC all reports, schedules, registration statements, definitive proxy statements, exhibits, and other filings and materials that HomeTrust has been required to file under the Securities Act or the Exchange Act, or the rules and regulations promulgated thereunder, since January 1, 2018, and (i) none of such filings contained, as of the respective dates thereof (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (ii) all of such filings complied in all material respects with applicable requirements of the Securities Act and/or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder. HomeTrust has previously made available to the Company an accurate, correct and complete copy of each (a) final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by HomeTrust pursuant to the Securities Act or the Exchange Act since January 1, 2018, and prior to the date hereof (the “HomeTrust Reports”) and (b) communication mailed by HomeTrust to its stockholders since January 1, 2018 and prior to the date hereof. No executive officer of HomeTrust has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding comments from or unresolved issues raised by the SEC with respect to any of the

30 HomeTrust Reports. HomeTrust has not received notice from the SEC that either HomeTrust or any of the HomeTrust Reports are the subject of any ongoing review by the SEC or any outstanding SEC investigation (whether formal or informal), including any voluntary document request. 4.13 Compliance with Applicable Law. Each of HomeTrust and HomeTrust Bank holds, and has at all times since January 1, 2020, held, all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business and ownership of its properties, rights and assets under and pursuant to each (and have paid all fees and assessments due and payable in connection therewith), and to the knowledge of HomeTrust, no suspension or cancellation of any such necessary license, franchise, permit or authorization is threatened. Each of HomeTrust and HomeTrust Bank has complied with, and is not in default or violation under any, applicable law, statute, order, rule, regulation, policy and/or guideline of any Governmental Entity relating to it, its business, its operations or its ownership of property and assets, including all laws related to data protection or privacy, the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act and Regulation B, the Fair Housing Act, the Community Reinvestment Act, the Fair Credit Reporting Act, the Truth in Lending Act and Regulation Z, the Home Mortgage Disclosure Act, the Fair Debt Collection Practices Act, the Electronic Fund Transfer Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau, the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act and Regulation X, and any other law relating to bank secrecy, discriminatory lending, financing or leasing practices, money laundering prevention, Sections 23A and 23B of the Federal Reserve Act, the Sarbanes-Oxley Act, and all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans, except for such non-compliances, violations and defaults, which in the aggregate would not be material to the business, operations, financial condition or financial performance of HomeTrust and HomeTrust Bank, taken as a whole. HomeTrust Bank has a CRA rating of “satisfactory” or better. HomeTrust does not have any knowledge of any facts or circumstances that would cause HomeTrust Bank to be assigned a rating for CRA purposes by a Regulatory Agency of lower than “satisfactory.” To the knowledge of HomeTrust, there is no reasonable basis for any Governmental Entity or other person to assert any claim against HomeTrust or HomeTrust Bank for damages, penalties or other monetary relief based on any violation of law, statute, order, rule, regulation, policy and/or guidance of any Governmental Entity which in the aggregate would be material to the business operations, financial condition or financial performance of HomeTrust and HomeTrust Bank, taken as a whole. 4.14 Agreements with Regulatory Agencies. Neither HomeTrust nor HomeTrust Bank is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since January 1, 2020, a recipient of any supervisory letter from, or has adopted any policies, procedures or board resolutions at the request or suggestion of, any Regulatory Agency or other Governmental Entity, in each case that currently restricts in any material respect the conduct of its business or that in any manner currently relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in the HomeTrust Disclosure Schedule, a “HomeTrust Regulatory Agreement”), nor has HomeTrust or HomeTrust Bank been advised since January 1, 2020, by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering or requesting any such HomeTrust Regulatory Agreement.

31 4.15 Risk Management Instruments. All interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar derivative transactions and risk management arrangements, whether entered into for the account of HomeTrust or HomeTrust Bank or for the account of a customer of HomeTrust or HomeTrust Bank, were entered into in the ordinary course of business and in accordance with applicable rules, regulations and policies of any Regulatory Agency and with counterparties believed to be financially responsible at the time and (assuming due authorization, execution and delivery by the applicable counterparty) are legal, valid and binding obligations of HomeTrust or HomeTrust Bank enforceable in accordance with their terms (except as may be limited by the Enforceability Exception), and are in full force and effect. HomeTrust and HomeTrust Bank have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued, and, to HomeTrust’s knowledge, there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder. 4.16 Environmental Matters. Each of HomeTrust and HomeTrust Bank is in compliance, and has complied, with all Environmental Laws, except for such non-compliance that has not had and would not, either individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on HomeTrust. There are no legal, administrative, arbitral or other proceedings, claims or actions or, to the knowledge of HomeTrust, any private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on HomeTrust or HomeTrust Bank of any liability or obligation in excess of five hundred thousand dollars ($500,000) in the aggregate arising under any Environmental Law. To the knowledge of HomeTrust, there is no reasonable basis for any such proceeding, claim, action or governmental investigation. Neither HomeTrust nor HomeTrust Bank is subject to any agreement, order, judgment, decree, letter agreement or memorandum of agreement by or with any court, governmental authority, regulatory agency or third party imposing any liability or obligation under any Environmental Law. To the knowledge of HomeTrust, there are no underground storage tanks located at any HomeTrust Owned Property (as defined in Section 4.18). 4.17 Investment Securities and Commodities. (a) Each of HomeTrust and HomeTrust Bank has good title to all securities and commodities owned by it (except those sold under repurchase agreements), free and clear of any Lien, except to the extent such securities or commodities are pledged in the ordinary course of business to secure obligations of HomeTrust or HomeTrust Bank. Such securities and commodities are valued on the books of HomeTrust in accordance with GAAP. (b) HomeTrust and HomeTrust Bank and their respective businesses employ investment, securities, commodities, risk management and other policies, practices and procedures that HomeTrust believes are prudent and reasonable in the context of such businesses. Prior to the date of this Agreement, HomeTrust has made available to the Company the material terms of such policies, practices and procedures. 4.18 Real Property. HomeTrust or HomeTrust Bank (a) has good and marketable title to all the real property reflected in the most recent audited balance sheet included in the HomeTrust Reports as being owned by HomeTrust or HomeTrust Bank or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “HomeTrust Owned Properties”), free and clear of all Liens, except for Permitted Encumbrances, and (b) is the lessee of all leasehold estates reflected in the most recent audited financial statements included in such HomeTrust Reports or acquired after the date thereof (except for leases that have expired by their terms

32 since the date thereof) (the “HomeTrust Leased Properties” and, collectively with the HomeTrust Owned Properties, the “HomeTrust Real Property”), free and clear of all Liens of any nature whatsoever, except for Permitted Encumbrances, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without material default thereunder by the lessee or, to HomeTrust’s knowledge, the lessor. There are no pending or, to the knowledge of HomeTrust, threatened condemnation proceedings against any HomeTrust Real Property. To the knowledge of HomeTrust, none of the buildings, structures or other improvements located on any HomeTrust Real Property encroaches upon or over any adjoining real property or any easement or right-of-way. 4.19 Intellectual Property. Each of HomeTrust and HomeTrust Bank owns, or is licensed to use (in each case, free and clear of any Liens), all Intellectual Property necessary for the conduct of its business as currently conducted. Except as would not reasonably be expected to have a Material Adverse Effect on HomeTrust: (i) (A) the use of any Intellectual Property by HomeTrust or HomeTrust Bank does not infringe, misappropriate or otherwise violate the rights of any person or entity and is in accordance with any applicable license pursuant to which HomeTrust or HomeTrust Bank acquired the right to use any Intellectual Property and (B) no person or entity has asserted in writing that HomeTrust or HomeTrust Bank has infringed, misappropriated or otherwise violated the Intellectual Property rights of such person or entity, (ii) no person or entity is challenging, infringing on or otherwise violating any right of HomeTrust or HomeTrust Bank with respect to any Intellectual Property owned by and/or licensed to HomeTrust or HomeTrust Bank, and (iii) neither HomeTrust nor HomeTrust Bank has received any written notice of any pending claim with respect to any Intellectual Property owned by HomeTrust or HomeTrust Bank, and HomeTrust and HomeTrust Bank have taken commercially reasonable actions to avoid the abandonment, cancellation or unenforceability of all Intellectual Property owned or licensed, respectively, by HomeTrust and HomeTrust Bank. 4.20 Reorganization. Neither HomeTrust nor HomeTrust Bank has taken any action or is aware of any fact or circumstance that would reasonably be expected to prevent the Merger or the Bank Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code. 4.21 Opinion of Financial Advisor. Prior to the execution of this Agreement, the Board of Directors of HomeTrust has received an opinion (which, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date) from Raymond James and Associates, Inc. to the effect that, as of the date thereof and based upon and subject to the matters set forth therein, the Merger Consideration is fair from a financial point of view to HomeTrust. Such opinion has not been amended or rescinded as of the date of this Agreement. 4.22 Data Privacy. HomeTrust and HomeTrust Bank have in place data protection and privacy policies and procedures believed reasonable by HomeTrust to protect, safeguard and maintain the confidentiality, integrity and security of (i) their information technology systems and (ii) all information, data and transactions stored or contained therein or transmitted thereby, including personally identifiable information, financial information, and credit card data (as such information or terms, are defined and/or regulated under applicable laws, statues, order, rules, regulations, policies, agreements, and guidelines of any Governmental Entity or Regulatory Agency) ( “HomeTrust Data”), against any unauthorized or improper use, access, transmittal, interruption, modification or corruption, except where the failure to have in place such policies and procedures has not had and would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on HomeTrust Bank. HomeTrust and HomeTrust Bank are in compliance with applicable federal and state confidentiality and data security laws, statutes, orders, rules, regulations, policies, agreements, and guidelines of any Governmental Entity or Regulatory Agency including Title V of the Gramm-Leach-

33 Bliley Act of 1999 and regulations promulgated thereunder, as well as the provisions of the information security program adopted by HomeTrust and/or HomeTrust Bank pursuant to 12 C.F.R. Part 364, and all industry standards applicable to HomeTrust Data, including card association rules and the payment card industry data security standards, except where such failure to be in compliance has not had and would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on HomeTrust. Except as has not had and would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on HomeTrust, there currently are not any, and since January 1, 2020, have not been any, pending or, to the knowledge of HomeTrust, threatened, claims or written complaints with respect to unauthorized access to or breaches of the security of (i) any of HomeTrust’s or HomeTrust Bank’s information technology systems or (ii) HomeTrust Data or any other such information collected, maintained or stored by or on behalf of HomeTrust and HomeTrust Bank (or any unlawful acquisition, use, loss, destruction, compromise or disclosure thereof). 4.23 Loan Portfolio. (a) As of the date hereof, except as set forth in Section 4.23(a) of the HomeTrust Disclosure Schedule, neither HomeTrust nor HomeTrust Bank is a party to (i) any Loan in which HomeTrust or HomeTrust Bank is a creditor with an outstanding balance of five hundred thousand dollars ($500,000) or more and under the terms of which the obligor was, as of June 30, 2022, over ninety days or more delinquent in payment of principal or interest or (ii) Loans with an aggregate outstanding balance of five hundred thousand dollars ($500,000) or more with any director, executive officer or 5% or greater stockholder of HomeTrust or HomeTrust Bank, or to the knowledge of HomeTrust, any affiliate of any of the foregoing. Set forth in Section 4.23(a) of the HomeTrust Disclosure Schedule is a true, correct and complete list of (A) all of the Loans of HomeTrust and HomeTrust Bank that, as of June 30, 2022, were classified by HomeTrust or HomeTrust Bank as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the identity of the borrower thereunder, together with the aggregate principal amount of such Loans by category of Loan (e.g., commercial, consumer, etc.), and (B) each asset of HomeTrust or HomeTrust Bank that, as of June 30, 2022, was classified as “Other Real Estate Owned” and the book value thereof. (b) To HomeTrust’s knowledge, each Loan of HomeTrust and HomeTrust Bank (i) is evidenced by notes, agreements or other evidences of indebtedness that are genuine and what they purport to be, (ii) to the extent carried on the books and records of HomeTrust or HomeTrust Bank as a secured Loan, has been secured by valid mortgages, pledges, security interests, restrictions, claims, liens or encumbrances, as applicable, which have been perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to the Enforceability Exception. (c) Except as would not reasonably be expected to result in a material liability or loss to HomeTrust and HomeTrust Bank taken as a whole, the outstanding Loans originated, administered and/or serviced by HomeTrust or HomeTrust Bank were originated, administered and/or serviced, by HomeTrust or HomeTrust Bank, and the relevant Loan files are being maintained, in all material respects, in accordance with the relevant notes or other credit or security documents, the written underwriting standards of HomeTrust and HomeTrust Bank (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors) and with all applicable federal, state and local laws, regulations and rules.

34 (d) Neither HomeTrust nor HomeTrust Bank is now, nor has been since January 1, 2020, subject to any fine, suspension, settlement or other contract or other administrative agreement or sanction by, or any reduction in any loan purchase commitment from, any Governmental Entity relating to the origination, sale or servicing of mortgage or consumer Loans. 4.24 Insurance. HomeTrust and HomeTrust Bank are insured with reputable insurers against such risks and in such amounts as the management of HomeTrust has determined to be appropriate, and HomeTrust and HomeTrust Bank are in material compliance with their insurance policies and are not in default under any of the terms thereof. Each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of HomeTrust and HomeTrust Bank, HomeTrust or HomeTrust Bank is the sole beneficiary of such policies. All premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in a due and timely fashion. 4.25 No Vote Required. No approval by the holders of any class or series of HomeTrust capital stock is necessary to approve this Agreement or authorize the transactions contemplated hereby (including the Merger). 4.26 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV (including the related portions of the HomeTrust Disclosure Schedule), neither HomeTrust nor any other person on behalf of HomeTrust has made or makes, or shall be deemed to have made or make, any express or implied representation or warranty, either written or oral, with respect to or in connection with this Agreement or any of the transactions contemplated hereby, or otherwise. ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS 5.1 Company Conduct of Business Prior to the Effective Time. Except as expressly contemplated or permitted by this Agreement or as required by applicable law or a Governmental Entity, or with the prior written consent of HomeTrust, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause the Bank to, (a) conduct its business in the ordinary course consistent with past practice, (b) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships, and (c) take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of the Company or HomeTrust or any of their respective Subsidiaries to obtain any Requisite Regulatory Approvals (as defined in Section 7.1(b)) or to consummate the transactions contemplated hereby. 5.2 Company Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, or as required by applicable law or a Governmental Entity, the Company shall not, and shall not permit the Bank to, without the prior written consent of HomeTrust (which shall not be unreasonably withheld, conditioned or delayed with respect to subsections (g), (l), (m), (n), (o), (r) and (u)): (a) Capital Stock. Issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of its capital stock, or any warrants, options, rights, convertible securities or other arrangements or commitments to acquire any shares of its capital stock.

35 (b) Other Securities. Issue any other capital securities, including trust preferred or other similar securities, indebtedness with voting rights, or other securities, debentures or subordinated notes. (c) Dividends, Etc. (i) Make, declare, pay or set aside for payment any dividend or distribution on its capital stock (other than (A) cash dividends from the Bank to the Company and (B) cash dividends on Company Common Stock as set forth in Section 5.2(c) of the Company Disclosure Schedule); or (ii) directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire any shares of its capital stock, or rights with respect to the foregoing, other than the redemption of Company Common Stock from Minority Stockholders for a purchase price equal to the original issuance price of such shares. (d) Compensation; Employment, Etc. (i) Enter into, modify, amend, renew or terminate any employment, consulting, severance, change in control, or similar agreement or arrangement with any director, officer, employee or independent contractor of the Company or the Bank, or grant any salary or wage increase or increase any employee benefit (including incentive or bonus payments) other than (A) at will agreements, (B) normal individual increases in salary to rank and file employees and officers, in each case in the ordinary course of business consistent with past practice, (C) severance in accordance with past practice, (D) incentive bonuses or cash-based stock awards to employees as described and set forth in Section 5.2(d) of the Company Disclosure Schedule, and (E) changes that are required by applicable law; (ii) hire any new employees except to replace terminated employees; or (iii) promote any employee to a rank of vice president or a more senior position except to fill a vacated position; or (iv) pay aggregate expenses of more than (A) twenty-five thousand dollars ($25,000) from the date hereof through December 31, 2022 and (B) six thousand two hundred and fifty dollars ($6,250) for each calendar quarter from January 1, 2023 through the Effective Time, in each case for employees and directors to attend conventions or similar meetings, provided, however, nothing contained herein shall prevent the Company or the Bank from taking actions necessary to retain its employees based on current market terms and conditions. (e) Benefit Plans. Except as required by law, enter into, establish, adopt, modify, amend, renew, or terminate any Company Benefit Plan, or take any action to accelerate the vesting of benefits payable thereunder. (f) Dispositions. Sell, transfer, mortgage, lease or encumber any of its material assets or properties except in the ordinary course of business consistent with past practice and, in the case of a sale or transfer, at fair value; or sell or transfer any portion of its deposit liabilities. (g) Leases or Licenses. Enter into, modify, amend or renew any data processing contract, service provider agreement, or any lease, license or maintenance agreement relating to real or personal property, except as set forth in Section 5.2(g) of the Company Disclosure Schedule, or Intellectual Property other than the annual renewal of an agreement that is necessary to operate its business in the ordinary course consistent with past practice; or permit to lapse its rights in any material Intellectual Property. (h) Acquisitions and Subsidiaries. Acquire (other than by way of foreclosures or acquisitions of control in a bona fide fiduciary capacity or in satisfaction of debts contracted in good faith, in each case in the ordinary course of business consistent with past practice) all or any portion of the assets, business, deposits or properties of any person; or acquire or create any new Subsidiary.

36 (i) Loans, Loan Participations and Servicing Rights. Except as set forth in Section 5.2(i) of the Company Disclosure Schedule, sell or acquire any Loans (excluding originations) or Loan participations, except in the ordinary course of business consistent with past practice (but in the case of a sale, after giving HomeTrust or HomeTrust Bank a first right of refusal to acquire such Loan or Loan participation); or sell or acquire any servicing rights. (j) Governing Documents. Amend its organizational or governing documents. (k) Accounting Methods. Implement or adopt any material change in its accounting principles, practices or methods, other than as may be required by GAAP or any Governmental Entity. (l) Contracts. Enter into or terminate any Company Contract or amend or modify in any material respect or renew (other than necessary renewals in the ordinary course of business for a term not in excess of one year) any existing Company Contract. (m) Claims. Except in the ordinary course of business consistent with past practice and involving an amount individually not in excess of one hundred thousand dollars ($100,000) (exclusive of any amounts paid directly or reimbursed to the Company or the Bank under any insurance policy maintained by the Company or the Bank), settle any claim, action or proceeding against it. Notwithstanding the foregoing, no settlement shall be made if it involves a precedent for other similar claims, which in the aggregate, could reasonably be determined to be material to the Company and the Bank, taken as a whole. (n) Foreclose. Foreclose upon or otherwise take title to or possession or control of any real property without first obtaining a phase one environmental report thereon except as set forth in Section 5.2(n) of the Company Disclosure Schedule; provided, however, that neither the Company nor the Bank shall be required to obtain such a report with respect to one- to four-family, non- agricultural residential property of five acres or less to be foreclosed upon unless it has reason to believe that such property contains hazardous substances or might be in violation of or require remediation under Environmental Laws. (o) Deposit Taking and Other Bank Activities. In the case of the Bank (i) voluntarily make any material changes in or to its deposit mix; (ii) increase or decrease the rate of interest paid on time deposits or on certificates of deposit, except in a manner and pursuant to policies consistent with past practice and competitive factors in the marketplace; (iii) incur any material liability or obligation relating to retail banking and branch merchandising, marketing and advertising activities and initiatives except in the ordinary course of business consistent with past practice; (iv) open any new branch or deposit taking facility; or (v) except as set forth in Section 5.2(o) of the Company Disclosure Schedule, close or relocate any existing branch or other facility. (p) Investments. Enter into any securities transactions for its own account or purchase or otherwise acquire any investment security for its own account other than non-callable investment securities with an “AA” rating or better with a projected average life of less than two years purchased or acquired in the ordinary course of business consistent with past practice; enter into or acquire any derivatives contract or structured note; or enter into any new, or modify, amend or extend the terms of any existing, contracts relating to the purchase or sale of financial or other futures, or any put or call option relating to cash, securities or commodities or any interest rate swap agreements or other agreements relating to the hedging of interest rate risk.

37 (q) Capital Expenditures. Purchase or lease any fixed assets where the amount paid or committed therefor is in excess of twenty-five thousand dollars ($25,000) individually or one hundred thousand dollars ($100,000) in the aggregate, except for emergency repairs or replacements; provided in no event will it purchase or lease new computer equipment that is not compatible with the computer equipment currently used by HomeTrust Bank. (r) Lending. (i) Make any material changes in its policies concerning Loan underwriting or which classes of persons may approve Loans or fail to comply in any material respect with such policies in effect as of the date of this Agreement; or (ii) make, renew, modify or extend any Loans or extensions of credit or issue commitments with respect thereto except in the ordinary course of business consistent with past practice and the Bank’s existing lending policies as of the date of this Agreement, provided that any unsecured Loan or extension of credit or commitment with respect thereto in excess of fifty thousand dollars ($50,000), and any secured Loan or extension of credit or commitment with respect thereto equal to or in excess of one million dollars ($1,000,000) that is not in compliance with the Bank’s existing lending policies and any secured loan or extension of credit or commitment with respect thereto equal to or in excess of one million seven hundred fifty thousand dollars ($1,750,000) (whether or not in compliance with the Bank’s existing lending policies), shall require the prior written approval of the Chief Executive Officer of HomeTrust Bank or his designee, which approval or rejection shall be given in writing within two (2) business days after the Loan package is delivered to such individual provided, however, that if such approval or rejection is not received within such two (2) business day period, HomeTrust Bank shall be deemed to have consented to such making, renewal, modification or extension of such Loan or extension of credit or issuance of commitment. In addition, any secured Loan or extension of credit or commitment with respect thereto equal to or in excess of five hundred thousand dollars ($500,000) that does not require prior approval shall require notification to the Chief Executive Officer of HomeTrust Bank or his designee at least two (2) business days prior to approval by the Bank, but no approval from HomeTrust Bank shall be required. (s) Joint Ventures and Real Estate Development Operations. Engage in any new joint venture, partnership or similar activity; make any new or additional investment in any existing joint venture or partnership; or engage in any new real estate development or construction activity. (t) Adverse Actions. Take any action that is intended or is reasonably likely to result in (i) the Merger or the Bank Merger failing to qualify as a "reorganization" under Section 368(a) of the Code; (ii) any of the Company’s representations and warranties set forth in Article III of this Agreement being or becoming untrue in any material respect (disregarding any materiality qualifications contained therein); (iii) any of the conditions set forth in Article VII not being satisfied; or (iv) a violation of any provision of this Agreement. (u) Risk Management. Except as required by applicable law or regulation, (i) implement or adopt any material change in its interest rate and other risk management policies, procedures or practices; or (ii) fail to follow in any material respect its existing policies or practices with respect to managing its exposure to interest rate and other risk. Nothing contained herein shall prevent or impact the Company’s ability to adjust interest rates paid or received to market conditions or to minimize asset quality risk. (v) Indebtedness and Guaranties. Incur any indebtedness for borrowed money other than in the ordinary course of business consistent with past practice or with a term not in excess of six months; or incur, assume or become subject to, whether directly or by way of any guarantee or otherwise, any obligations or liabilities (absolute, accrued, contingent or otherwise) of any other person,

38 other than the issuance of letters of credit in the ordinary course of business and in accordance with the restrictions set forth in Section 5.2(r). (w) Communication. Make any written communications to the officers or employees of the Company or the Bank, or any oral communications presented to a significant portion of the officers or employees of the Company or the Bank, pertaining to compensation or benefit matters that are affected by the transactions contemplated by this Agreement without providing HomeTrust with a copy or written description of the intended communication and providing HomeTrust with a reasonable period of time to review and comment on the communication. (x) Business Premises. (i) Engage in or conduct any demolition, remodeling or modifications or material alterations to any of its business premises unless required by applicable law or reasonably necessary to ensure satisfaction of Section 5.2(x)(ii) or (ii) fail to use commercially reasonable efforts to maintain its business premises or other assets in substantially the same condition as the date hereof, ordinary wear and tear excepted. (y) Liens. Subject any of its assets or properties to any Lien (other than Liens existing as of the date of this Agreement and other than in connection with securing advances, repurchase agreements and other borrowings from the FHLB and transactions in “federal funds”). (z) Charitable Contributions. Except as set forth in Section 5.2(z) of the Company Disclosure Schedule, make any charitable or similar contributions in excess of fifty thousand dollars ($50,000) from the date of this Agreement through the Closing. (aa) New Products or Lines of Business. Develop, market or implement any new products or lines of business. (bb) Tax Matters. Make, change or revoke any tax election, file any amended Tax Return, enter into any Tax closing agreement, or settle or agree to compromise any material liability with respect to disputed Taxes. (cc) Performance of Obligations. Take any action that is likely to materially impair the Company’s ability to perform any of its obligations under this Agreement or the Bank’s ability to perform any of its obligations under the Bank Plan of Merger. (dd) Commitments. Agree or commit to do any of the foregoing. (ee) No Control of the Company’s Business. Nothing contained in this Agreement gives HomeTrust or any of their representatives or affiliates, directly or indirectly, the right to control or direct the operations of the Company or the Bank prior to the Effective Time, provided, however, that if any Governmental Entity deems otherwise, the Parties agree to enter into alternative arrangements to allow the Company to retain control or direct operations of the Company or the Bank prior to the Effective Time. Prior to the Effective Time, the Company will exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over the operations of the Company and the Bank. 5.3 HomeTrust Conduct of Business Prior to the Effective Time. Except as expressly contemplated or permitted by this Agreement or as required by applicable law or a Governmental Entity, or with the prior written consent of the Company, during the period from the date of this Agreement to the Effective Time, HomeTrust shall, and shall cause HomeTrust Bank to, (a) use commercially reasonable best efforts to maintain and preserve intact its business organization and

39 advantageous business relationships, and (b) take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of the Company or HomeTrust or any of their respective Subsidiaries to obtain any Requisite Regulatory Approvals or to consummate the transactions contemplated hereby. 5.4 HomeTrust Forbearances. Except as expressly permitted or contemplated by this Agreement, or as required by applicable law or a Governmental Entity, or with the prior written consent of the Company, during the period from the date of this Agreement to the Effective Time, HomeTrust shall not, and shall not permit HomeTrust Bank to: (a) Capital Stock. Amend its articles of incorporation or by-laws or other governing documents in a manner that would, or could reasonably be expected to, adversely affect the economic benefits of the Merger to the Company Principal Stockholders (upon receipt of HomeTrust Common Stock in the Merger). (b) Special Dividend. Declare any special or extraordinary dividend or distribution on HomeTrust Common Stock (c) Adverse Actions. Take any action that is intended or is reasonably likely to result in (i) the Merger or the Bank Merger failing to qualify as a "reorganization" under Section 368(a) of the Code; (ii) any of HomeTrust’s representations and warranties set forth in Article IV of this Agreement being or becoming untrue in any material respect (disregarding any materiality qualifications contained herein); (iii) any of the conditions set forth in Article VII not being satisfied; or (iv) a violation of any provision of this Agreement. (d) Performance Obligations. Take any action that is likely to materially impair HomeTrust’s ability to perform any of its obligations under this Agreement or HomeTrust Bank’s ability to perform any of its obligations under the Bank Plan of Merger. (e) Commitments. Agree or commit to do any of the foregoing. ARTICLE VI ADDITIONAL AGREEMENTS 6.1 Regulatory Matters. (a) HomeTrust shall use its commercially reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement, and the Company shall furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested in connection with any such action. (b) Subject to the terms and conditions set forth in this Agreement, each of HomeTrust and the Company shall, and it shall cause its Subsidiary to, use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions contemplated by this Agreement, including (i) the satisfaction of the conditions precedent to the obligations of the Company (in the case of HomeTrust) or HomeTrust (in the case of the Company) to consummate the Merger and the Bank Merger, (ii) the obtaining of all necessary consents or waivers from third parties,

40 (iii) the obtaining of all waivers, consents, authorizations, permits, orders and approvals from, or any exemption by, any Governmental Entities, (iv) the filing or provision of all notices to Regulatory Agencies and customers, and (v) the execution and delivery of any additional instruments necessary to consummate the Merger or the Bank Merger and to fully carry out the purposes of this Agreement. Each of the Parties shall cooperate with the other and use its commercially reasonable efforts to promptly prepare and file, and cause its Subsidiary to prepare and file, all necessary documentation to effect all applications, notices, petitions and filings necessary to obtain as promptly as practicable all permits, consents, approvals, waivers and authorizations of all third parties, Regulatory Agencies and other Governmental Entities that are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger and the Bank Merger), and to comply with the terms and conditions of all such permits, consents, approvals, waivers and authorizations of all such third parties, Regulatory Agencies or other Governmental Entities. In furtherance (but not in limitation) of the foregoing, HomeTrust shall, and shall cause HomeTrust Bank to, use commercially reasonable efforts to file any required applications, notices or other filings with the Federal Reserve Board, the OCC, the Commissioner, and the FDIC, if applicable, within forty five (45) business days after the date hereof. The Company and HomeTrust shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the confidentiality of information, all the information relating to the Company or HomeTrust, as the case may be, and any of their respective Subsidiaries, affiliates, directors, officers, employees, and stockholders, that appears in any filing made with, or written materials submitted to or exchanged with, any third party, Regulatory Agency or other Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the Parties shall act reasonably and as promptly as reasonably practicable. The Parties shall consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties, Regulatory Agencies and other Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each Party will keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement. (c) Each of HomeTrust and the Company shall, upon request, furnish to the other all information concerning itself, its stockholders, its Subsidiary, and their respective directors and officers and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of HomeTrust, the Company or their respective Subsidiaries to any Regulatory Agency or other Governmental Entity in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement. All information furnished or supplied by a Party or its Subsidiary that is included in any filing or other document submitted to or exchanged with a Regulatory Authority or other Governmental Entity in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances made, not misleading. (d) Each of HomeTrust and the Company shall promptly advise the other upon receiving any communication from any Regulatory Agency or other Governmental Entity the consent or approval of which is required for consummation of the transactions contemplated by this Agreement that causes such Party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed, or that any such approval may contain an Unduly Burdensome Condition (as defined in Section 7.1(b)).

41 6.2 Access to Information; Current Information; Consultation. (a) Upon reasonable notice and subject to applicable laws, each of HomeTrust and the Company, for the purposes of verifying the representations and warranties of the other, compliance by a Party and its Subsidiary with the covenants and agreements of such Party herein, and preparing for the Merger and the Bank Merger and the other matters contemplated by this Agreement, shall, and shall cause its Subsidiary to, afford to the officers, employees, accountants, counsel, advisors and other representatives of the other Party, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments, information technology systems, and records, and each Party shall cooperate with the other Party in preparing to execute after the Effective Time conversion or consolidation of systems and business operations generally. The Parties recognize that requests that prevent or materially impede the ability of the other Party to operate in the ordinary course of business would be unreasonable. From the date of this Agreement to the Effective Time, each of HomeTrust and the Company shall, and shall cause its Subsidiary to, make available to the other Party, to the extent permissible under applicable law, (i) a copy of each report, schedule, registration statement and other document filed with or received by it from a Governmental Entity during such period pursuant to the requirements of federal securities laws or banking laws which is generally not available on the SEC’s EDGAR internet database, and (ii) all other information concerning its business, properties and personnel as such other Party may reasonably request. Neither HomeTrust nor the Company nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of HomeTrust’s or the Company’s, or their respective Subsidiaries’, as the case may be, customers, jeopardize the attorney-client privilege of the Party in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The Parties will use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. (b) The Company shall permit, and shall cause the Bank to permit, HomeTrust and/or an environmental consulting firm selected by HomeTrust, at the sole expense of HomeTrust, to conduct phase I and/or phase II environmental audits, studies and tests on Company Real Property (but subject to the consent of lessors with respect to the Company Leased Properties), and HomeTrust shall promptly provide, or shall cause to be promptly provided, to the Company the results of any such audits, studies, or tests; provided, however, that prior to conducting any phase II environmental audits, studies or tests, HomeTrust shall consult with the Company regarding the scope of the same. In the event any subsurface or phase II site assessments are conducted (which assessments shall be at HomeTrust's sole expense), HomeTrust shall indemnify the Company and the Bank for all costs and expenses associated with returning the property to its previous condition. (c) Subject to applicable law and regulations, during the period from the date hereof to the Effective Time, the Company and HomeTrust shall, upon the reasonable request of the other Party, cause one or more of its designated officers to confer on a monthly basis (or more frequently if the Parties reasonably agree that it is necessary) with the other Party’s officers regarding the financial condition, operations and business of the Company and the Bank, on one hand, and HomeTrust, on the other hand, and matters relating to the completion of the transactions contemplated by this Agreement. To the extent permissible under applicable law, as soon as reasonably available, but in no event more than five (5) business days after filing, the Company will deliver to HomeTrust and HomeTrust to the Company all reports filed by it or its Bank Subsidiary with any Regulatory Agency or other Governmental Entity subsequent to the date hereof including all Bank Call Reports

42 and regulatory information filed with the Federal Reserve Board, the FDIC, the OCC and the Commissioner. The Company and HomeTrust will also deliver to the other Party as soon as reasonably practicable all quarterly and annual financial statements prepared with respect to periods ending after March 31, 2022. As soon as reasonably practicable after the end of each month, the Company will deliver to HomeTrust in electronic form (i) the monthly deposit and loan trial balances of the Bank, (ii) the monthly analysis of the Bank's investment portfolio, (iii) a monthly balance sheet and income statement of the Company and the Bank, and (iv) an update of all of the information set forth in Section 3.25(a) of the Company Disclosure Schedule for the then current period. (d) During the period from the date hereof to the Effective Time, the Company shall provide to HomeTrust, within three (3) business days after the subject meeting, the board package submitted to the members of the Company’s Board of Directors or members of the Bank’s Board of Directors, as applicable, for each board meeting; provided, however, that the board packages provided to HomeTrust may exclude (i) any materials relating to the transactions contemplated by this Agreement, (ii) any materials the disclosure of which to HomeTrust would or could reasonably be expected to result in a violation of applicable law, regulation or orders, decrees or determinations of a Governmental Entity or the attorney/client, work product or other privilege, or (iii) any materials that are otherwise reasonably deemed by the Company to be confidential. (e) All information and materials provided pursuant to this Agreement shall be subject to the provisions of the Confidentiality Agreement entered into between the Parties dated March 3, 2022 (the “Confidentiality Agreement”). (f) No investigation by a Party hereto or its representatives shall affect the representations and warranties of the other Party set forth in this Agreement. 6.3 Reservation of HomeTrust Common Stock; Nasdaq Listing. (a) HomeTrust agrees to reserve a sufficient number of its authorized but unissued shares of HomeTrust Common Stock to fulfill its obligations under this Agreement for payment of the Stock Consideration in the Merger. (b) HomeTrust shall use commercially reasonable best efforts to cause the shares of HomeTrust Common Stock to be issued in the Merger to be authorized for listing on the Nasdaq, subject to official notice of issuance, prior to the Effective Time. 6.4 Assumption of Indebtedness. (a) Prior to the Effective Time, each of HomeTrust and the Company shall take all necessary action for HomeTrust to, as of the Effective Time, acquire from and succeed to all rights, title and interests of the Company in the TPS Trust, including the issued and outstanding common securities of the TPS Trust, and assume the Company’s obligations under and related to the preferred securities issued by the TPS Trust on or about February 21, 2007 (the “Trust Preferred Securities”) and the junior subordinated deferred interest debentures due March 15, 2037 issued by the Company to the TPS Trust on or about February 21, 2007 (the “Trust Debentures”), in each case in accordance with all documents, agreements and instruments governing or related to the TPS Trust, the Trust Preferred Securities or the Trust Debentures. (b) Prior to the Effective Time, each of HomeTrust and the Company shall take all necessary action for HomeTrust to, as of the Effective Time, assume or pay the Company’s obligations to NexBank.

43 6.5 Employee Matters. (a) As soon as practicable following the Effective Time, HomeTrust shall cause HomeTrust Bank to maintain employee benefit plans and compensation opportunities for the benefit of employees who are full-time employees of the Bank on the Closing Date (“Covered Employees”) that provide employee benefits and compensation opportunities which, in the aggregate, are substantially comparable (and equivalent) to the employee benefits and compensation opportunities that are made available on a uniform and non-discriminatory basis to similarly situated employees of HomeTrust Bank; provided that (i) in no event shall any Covered Employee be eligible to participate in any closed or frozen plan of HomeTrust Bank; and (ii) until such time as Covered Employees participate in the benefit plans and compensation opportunities that are made available to similarly situated employees of HomeTrust Bank, a Covered Employee's continued participation in employee benefit plans and compensation opportunities of the Bank shall be deemed to satisfy the foregoing provisions of this sentence (it being understood that participation in the HomeTrust Benefit Plans may commence at different times with respect to each HomeTrust Benefit Plan). (b) To the extent that a Covered Employee becomes eligible to participate in a HomeTrust Benefit Plan, HomeTrust Bank shall cause such HomeTrust Benefit Plan to (i) recognize full-time years of prior service from the date of most recent hire of such Covered Employee with the Bank for purposes of eligibility, participation, vesting and, except under any plan that determines benefits on an actuarial basis, for benefit accrual, but only to the extent that such service was recognized immediately prior to the Effective Time under a comparable Company Benefit Plan in which such Covered Employee was eligible to participate immediately prior to the Effective Time; provided that such recognition of service shall not operate to duplicate any benefits of a Covered Employee with respect to the same period of service; and (ii) with respect to any HomeTrust Benefit Plan that is a health, dental, vision plan or other welfare plan in which any Covered Employee is actually participating, HomeTrust Bank shall honor any deductible, co-payment and out-of-pocket maximums incurred by a Covered Employee and his or her eligible dependents under Company Benefit Plan in which they participated immediately prior to transitioning into a HomeTrust Benefit Plan during the portion of the calendar year prior to such transition in satisfying any deductibles, co-payments or out- of-pocket maximums under HomeTrust Benefit Plan and use its commercially reasonable best efforts to cause any pre-existing condition limitations or eligibility waiting periods under such HomeTrust Bank plan to be waived with respect to such Covered Employee and his or her eligible dependents to the extent such condition was or would have been covered under the Company Benefit Plan in which such Covered Employee participated immediately prior to the Effective Time. (c) Prior to the Effective Time, and except as set forth in Section 6.5(d), the Company shall take, and shall cause the Bank to take, all actions reasonably requested by HomeTrust that may be necessary or appropriate to (i) cause one or more the Company Benefit Plans to terminate as of the Effective Time, or as of the date immediately preceding the Effective Time, (ii) cause benefit accruals and entitlements under any Company Benefit Plan to cease as of the Effective Time, or as of the date immediately preceding the Effective Time, (iii) cause the continuation on and after the Effective Time of any contract, arrangement or insurance policy relating to any Company Benefit Plan for such period as may be requested by HomeTrust, or (iv) facilitate the merger of any Company Benefit Plan into any employee benefit plan maintained by HomeTrust or HomeTrust Bank. In furtherance of the foregoing, HomeTrust shall make any such request in a timely manner that permits the Company or the Bank to take the requested action in accordance with the requirements and provisions (including notice requirements) of the applicable Company Benefit Plan, contract, arrangement or insurance policy. All resolutions, notices, or other documents issued, adopted or

44 executed in connection with the implementation of this Section 6.5(c) shall be subject to HomeTrust's reasonable prior review and approval, which shall not be unreasonably withheld or delayed. (d) At the Effective Time, HomeTrust shall cause HomeTrust Bank to assume and honor the employment, change in control and salary continuation agreements attached to or otherwise described in Section 6.5(d) of the Company Disclosure Schedule. (e) HomeTrust shall cause HomeTrust Bank to provide to a Covered Employee who is not otherwise entitled to contractual or other severance or change in control benefits, a severance benefit in the amount of two (2) weeks base pay for each full year of full time employment with the Bank from his or her most recent hire date with the Bank, with a minimum severance benefit of four (4) weeks base pay and maximum severance benefit of twenty six (26) weeks base pay, if and only if (i) such Covered Employee’s employment is involuntarily terminated by HomeTrust Bank without cause at the time of or within one (1) year following the Effective Time and (ii) such Covered Employee executes a release of all employment claims, which release shall be in a form that complies with Section 409A of the Code and is reasonably acceptable to HomeTrust Bank. Each such Covered Employee shall also be entitled to receive out placement support and priority application status for available positions at HomeTrust Bank. (f) Nothing in this Section 6.5 shall be construed to limit the right of HomeTrust or HomeTrust Bank to amend or terminate any Company Benefit Plan or other employee benefit plan after the Effective Time, to the extent such amendment or termination is permitted by the terms of the applicable plan, nor shall anything in this Section 6.5 be construed to require HomeTrust Bank to retain the employment of any particular Covered Employee for any fixed period of time following the Effective Time. (g) This Section 6.5 shall survive the Effective Time, is intended to benefit each Covered Employee (each of whom shall be entitled to enforce this Section against HomeTrust), and shall be binding on all successors and assigns of HomeTrust. 6.6 Officers' and Directors' Insurance; Indemnification. (a) The Company shall purchase, prior to the Effective Time, a prepaid six (6) year "tail" policy providing single limit coverage under its or the Bank’s current officers’ and directors’ liability and insurance policy covering officers and directors of the Company and the Bank for a premium cost not to exceed 300% of the current annual premium for such insurance (the “Insurance Amount”). If such tail policy cannot be obtained for the Insurance Amount, then HomeTrust shall either authorize the Company to purchase such policy for the required premium cost or provide equivalent insurance coverage. The officers and directors of the Company or the Bank may be required to make application and provide customary representations and warranties to the Company's insurance carrier for the purpose of obtaining such insurance. (b) For six (6) years from and after the Effective Time, HomeTrust shall indemnify and hold harmless each person who is now, or who has been at any time before the date of this Agreement, or who becomes before the Effective Time, a director or officer of the Company or the Bank (each, a “Company Indemnified Party”) against all losses, claims, damages, costs, expenses (including reasonable attorneys’ fees and court costs), liabilities, judgments and amounts that are paid in settlement (which settlement shall require the prior written consent of HomeTrust, which consent shall not be unreasonably withheld, conditioned, or delayed) of or in connection with any claim, action, suit, proceeding, investigation or other proceeding, whether civil, criminal, administrative or

45 investigative (each, a “Claim”), in which a Company Indemnified Party is, or is threatened to be made, a party or witness or arising out of the fact that such person is or was a director or officer of the Company or the Bank if such Claim pertains to any event, occurrence, or matter of fact arising, existing or occurring at or before the Effective Time (including the Merger and the Bank Merger and the other transactions contemplated hereby), regardless of whether such Claim is asserted or claimed before, or after, the Effective Time, to the fullest extent permitted under the Company and Bank Articles or the Company and Bank By-laws and applicable law, including 12 USC 1828(k) and the regulations thereunder. (c) In connection with the indemnification provided pursuant to Section 6.6(b), HomeTrust (i) will advance expenses, promptly after statements therefor are received, to each Company Indemnified Party to the fullest extent permitted by law and Governmental Entities (provided the individual to whom expenses are advanced provides an undertaking to repay such advance if it is ultimately determined that such individual is not entitled to indemnification), including the payment of the fees and expenses of one counsel with respect to a matter, and one local counsel in each applicable jurisdiction, if necessary or appropriate, selected by such Company Indemnified Party or multiple Company Indemnified Parties, it being understood that they collectively shall only be entitled to one counsel and one local counsel in each applicable jurisdiction where necessary or appropriate (unless a conflict shall exist between them in which case they may retain separate counsel and local counsel as reasonably needed), with all such counsel to be reasonably satisfactory to HomeTrust, and (ii) will cooperate in the defense of any such matter. (d) This Section 6.6 shall survive the Effective Time, is intended to benefit each Company Indemnified Party (each of whom shall be entitled to enforce this Section against HomeTrust), and shall be binding on all successors and assigns of HomeTrust. (e) In the event HomeTrust or any of its successors or assigns (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving company or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to one or more other persons or entities, then, and in each such case, proper provision shall be made so that the successors and assigns of HomeTrust assume the obligations set forth in this Section 6.6. 6.7 Notification of Certain Matters. Each of the Parties shall give prompt written notice to the other of any fact, event or circumstance known to it that (a) is reasonably likely, individually or taken together with all other facts, events and circumstances known to it, to result in any Material Adverse Effect with respect to it or (b) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein. Each of the Parties shall also promptly inform the other in writing upon receiving notice of any claim, demand, cause of action or investigation by any Governmental Entity or third party against, or threatened against, it or its Subsidiary or any of their respective assets or properties or any of their respective directors, officers or employees in their capacities as such. 6.8 Correction of Information. Each of the Parties shall promptly correct and supplement in writing any information furnished under this Agreement so that such information shall be correct and complete in all material respects at all times, without taking into account any Material Adverse Effect qualification, and shall include all facts necessary to make such information correct and complete in all material respects at all times; provided, however, that in each case, such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement or any failure of a condition under Article VII, or to otherwise limit or affect in any way the remedies available hereunder to any Party.

46 6.9 System Integration. From and after the date hereof, the Company shall cause the Bank and its officers and employees to, and shall use commercially reasonable efforts (without undue disruption to either business) to cause the Bank's data processing consultants and software providers to, cooperate and assist the Bank and HomeTrust Bank in connection with the planned electronic and systematic conversion of all applicable data of the Bank to the HomeTrust Bank systems (to occur after the Effective Time), including the training of the Bank employees without undue disruption to the Bank's business, during and after normal business hours and at the expense of HomeTrust or HomeTrust Bank (not to include the Bank's employee payroll). 6.10 Coordination; Integration. Subject to applicable law and regulation, during the period from the date hereof until the Effective Time, the Company shall cause the Chief Executive Officer and Chief Financial Officer, Chief Credit Officer and Chief Information Technology Officer (or senior information technology personnel) of the Bank (without undue disruption) to reasonably assist and confer with the officers of HomeTrust Bank, on a regular basis, relating to the development, coordination and implementation of the post-Merger operating and integration plans of HomeTrust Bank, as the Surviving Bank in the Bank Merger. 6.11 Board Representation and Observation Rights. Subject to any necessary approval by a Regulatory Agency, the Surviving Company and the Surviving Bank, as applicable, shall take action, as and when required, whether prior to or after the Effective Time, including amending their respective by-laws, to effectuate the following: (a) Appoint Narasimhulu Neelagaru, M.D. to serve on the Board of Directors of HomeTrust, subject to any legal, bank regulatory or governance requirements, for a term commencing at the Effective Time and ending at the annual meeting of stockholders of HomeTrust immediately following his attaining seventy-five (75) years of age (the “Initial Term”). If at the end of the Initial Term (i) the Company Principal Stockholders own five percent (5%) or more of the outstanding HomeTrust Common Stock and (ii) Narasimhulu Neelagaru, M.D. is in good standing as a director of HomeTrust and desires to continue to serve on the HomeTrust Board of Directors, he shall, subject to any legal or bank regulatory requirements and the granting of an exemption from the mandatory retirement provisions of the HomeTrust By-laws (which the HomeTrust Board plans to grant (and will not unreasonably refuse to grant) as being in the best interests of HomeTrust and HomeTrust Bank), be included in the slate of directors to be elected by stockholders for up to two (2) additional one (1) year terms. If Narasimhulu Neelagaru, M.D. ceases service as a member of the HomeTrust Board of Directors for any reason other than cause, disability or death, he shall, during the time that the Company Principal Stockholders own five percent (5%) or more of the outstanding HomeTrust Common Stock, be entitled to serve as an advisory director of HomeTrust. (b) If Narasimhulu Neelagaru, M.D. ceases service as a member of the HomeTrust Board of Directors due to disability or death, Dr. Suleka Neelagaru or Bryan Cohen, as selected by Narasimhulu Neelagaru, M.D. or his guardian (in the case of disability) or by the executor of his estate (in the case of death), shall be entitled to serve as an advisory director of HomeTrust for a one year term. At the expiration of such term, such advisory director shall be considered, in good faith, for membership on the HomeTrust Board of Directors under its normal review process, if at such time the Company Principal Stockholders own five percent (5%) or more of the outstanding HomeTrust Common Stock. (c) HomeTrust Board of Directors committee assignments during the service of Narasimhulu Neelagaru, M.D. as a director will be determined as to him based upon his status at such time as an “independent” and/or “non-employee” director.

47 (d) During the tenure of Narasimhulu Neelagaru, M.D. as a member of the HomeTrust Board of Directors, Bryan Cohen, at the request of Narasimhulu Neelagaru, M.D. shall be invited to attend board meetings as an observer (but not as a participant). (e) Notwithstanding the foregoing and in lieu thereof, if Narasimhulu Neelagaru, M.D. should become disabled or die prior to the Effective Time, then Dr. Suleka Neelagaru or Bryan Cohen, as selected by Narasimhulu Neelagaru, M.D.’s guardian (in the case of disability) or by the executor of his estate (in the cause of death) shall be appointed to serve on the Board of Directors of HomeTrust, subject to any legal, bank regulatory or governance requirements, for a term commencing on the Effective Time and ending at the annual meeting of stockholders of HomeTrust in November 2025. At the end of such term, such director (i.e., Dr. Suleka Neelagaru or Bryan Cohen, as applicable) shall be considered in good faith for inclusion in HomeTrust’s slate of directors for an additional term of two (2) years, if at such time the Company Principal Stockholders own five percent (5%) or more of the outstanding HomeTrust Common Stock. (f) The provisions above in this Section 6.11 shall also apply to HomeTrust Bank, if at such time a majority of the members of the Board of Directors of HomeTrust are then members of the Board of Directors of HomeTrust Bank. (g) This Section 6.11 shall survive the Effective Time, is intended for the benefit of the individuals named herein (each of whom may enforce the provisions hereof), but this Section 6.11 shall not be binding upon any successor of HomeTrust or HomeTrust Bank. 6.12 Resale Registration Statement; Registration Rights(a) Subject to the provisions of Section 6.12(d), HomeTrust shall use its commercially reasonable best efforts to file a Form S-3 registration statement (the “Resale Registration Statement”) with the SEC within forty-five (45) business days after the Closing Date, to register the shares of HomeTrust Common Stock issued in the Merger to the Company Principal Stockholders (the “Registrable Securities”). (b) HomeTrust shall use its commercially reasonable best efforts to: (i) keep the Resale Registration Statement effective until the earlier to occur of (A) the date on which all Registrable Securities included in the Resale Registration Statement have been sold, or (B) the two (2) year anniversary of the effectiveness of the Resale Registration Statement; (ii) prepare and file with the SEC such amendments to the Resale Registration Statement and amendments or supplements to the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities included in the Resale Registration Statement; (iii) furnish to each Company Principal Stockholder whose shares of HomeTrust Common Stock are registered pursuant to the Resale Registration Statement such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act as each such stockholder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold by such stockholder thereunder, but only while HomeTrust shall be required under the provisions hereof to cause the Resale Registration Statement to remain effective; (iv) register or qualify the Registrable Securities covered by the Resale Registration Statement under the securities or blue sky laws of such jurisdictions as each such stockholder shall reasonably request; provided, however, that HomeTrust shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified or is not otherwise subject to a general consent for service of process; and (v) in the event of the issuance of any stop order suspending the effectiveness of the Resale Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification

48 of any Registrable Securities included in the Resale Registration Statement for sale in any jurisdiction, obtain promptly the withdrawal of such order. (c) All costs and expenses incurred in connection with any registration of Registrable Securities pursuant to this Section 6.12, including all SEC fees, blue sky registration and filing fees, Nasdaq notices and filing fees, printing fees and expenses, transfer agents’ and registrars’ fees and expenses, and all reasonable fees and expenses of HomeTrust’s outside counsel and independent accountants shall be paid by HomeTrust. HomeTrust shall not be responsible for any legal fees for any Principal Stockholder or any selling expenses of any Principal Stockholder (including any broker’s fees or commissions). (d) As a condition to the filing of the Resale Registration under Section 6.12(a), each Company Principal Stockholder shall provide to HomeTrust all information reasonably requested by HomeTrust relating to such Company Principal Stockholder, the Company and the Bank, and their respective directors and officers that HomeTrust intends to include in the Resale Registration Statement or in any other document to be filed with the SEC or any state securities regulatory authority; and each Company Principal Stockholder shall certify that none of such information provided by it contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. (e) This Section 6.12 shall survive the Effective Time, is intended to benefit each Company Principal Stockholder (each of whom shall be entitled to enforce this Section against HomeTrust), and shall be binding on all successors and assigns of HomeTrust. 6.13 Financial Statements. The consolidated balance sheets as of future dates and the related statements of income, comprehensive income, shareholders’ equity and cash flows of HomeTrust for the periods then ended, which may be filed by HomeTrust with the SEC subsequent to the date of this Agreement, shall be prepared from the books and records of HomeTrust and its Subsidiaries and shall fairly present, in all material respects, the consolidated financial position, results of operations, shareholders’ equity and cash flows of HomeTrust at the dates and for the periods indicated in conformity with GAAP applied on a consistent basis throughout the periods indicated, except that unaudited financial statements may (a) omit the footnote disclosure required by GAAP and (b) be subject to normal year-end audit adjustments required by GAAP. ARTICLE VII CONDITIONS PRECEDENT 7.1 Conditions to Each Party's Obligations. The respective obligations of the Parties to effect the Merger shall be subject to the satisfaction or, to the extent permitted by law, waiver by each of the Parties, at or prior to the Closing Date, of the following conditions: (a) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or law, rule, or regulation preventing or making illegal the consummation of the Merger or the Bank Merger shall be in effect. (b) Regulatory Approvals. All regulatory authorizations, consents, orders or approvals from Regulatory Agencies and other Governmental Entities required to consummate the Merger and the Bank Merger shall have been obtained without the imposition of any Unduly Burdensome Condition, and such authorizations, consents, orders and approvals shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such

49 approvals and the expiration of all such waiting periods being referred to as the “Requisite Regulatory Approvals”). As used in this Agreement, the term “Unduly Burdensome Condition” means any condition or requirement that (i) is reasonably deemed unduly burdensome by HomeTrust including any condition or requirement that would increase the minimum regulatory capital requirement of HomeTrust or HomeTrust Bank, and (ii) would reasonably be expected to have a Material Adverse Effect on the Surviving Company after giving effect to the Merger; provided, however, that (A) any condition or requirement imposed by a Regulatory Agency or other Governmental Entity which is customarily imposed in published orders or approvals for transactions such as the Merger shall not be deemed to be an Unduly Burdensome Condition and (B) prior to declaring an Unduly Burdensome Condition and electing not to effect the Merger a result thereof, HomeTrust shall negotiate in good faith with the relevant Regulatory Agency or other Governmental Entity to seek a commercially reasonable modification to the condition or requirement to reduce the burdensome nature thereof such that the condition or requirement no longer constitutes an Unduly Burdensome Condition. 7.2 Conditions to Obligations of HomeTrust. The obligation of HomeTrust to effect the Merger is also subject to the satisfaction, or, to the extent permitted by law, waiver by HomeTrust, at or prior to the Closing Date, of the following conditions: (a) Representations and Warranties. The representations and warranties of the Company contained in Section 3.2 (Capitalization) shall be true and correct in all respects (other than inaccuracies that are de minimis in amount and effect), Section 3.7 (Broker’s Fees) and Section 3.8 (Absence of Changes), in each case after giving effect to the lead-in to Article III, shall be true and correct in all respects (other than inaccuracies that are immaterial in amount and effect to the Company and the Bank taken as a whole) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct only as of such date); the representations and warranties of the Company contained in Section 3.3 (Authority; No Violation), after giving effect to the lead-in to Article III, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct only as of such date); all other representations and warranties of the Company contained in Article III of this Agreement (i) shall be true and correct in all material respects as of the date of this Agreement (except that representations and warranties that by their terms speak specifically as of another date shall be true and correct only as of such date) after giving effect to the lead-in to Article III, and (ii) read without giving effect to any qualification or exception for, or reference to, materiality (including the terms “material,” “materially,” “in all material respects” or similar terms or phrases) or any Material Adverse Effect qualification, but after giving effect to the lead-in to Article III, shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct only as of such date), provided, however, that for purposes of clause (ii), such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, either individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company; and HomeTrust shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to the foregoing effect. (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement

50 at or prior to the Closing Date; and HomeTrust shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to such effect. (c) Third Party Consents. The Company shall have obtained the written consent (without payment of any fee, penalty or compensation therefor) from each person or entity who is a counterparty to any contract, agreement, license or lease set forth in Section 3.3(b) of the Company Disclosure Schedule (or which was required to be set forth in Section 3.3(b) of the Company Disclosure Schedule). (d) Opinion of Tax Counsel. HomeTrust shall have received an opinion from Silver, Freedman, Taff & Tiernan, L.L.P., special counsel to HomeTrust, dated the Closing Date, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering its opinion, Silver, Freedman, Taff & Tiernan, L.L.P. may require and rely upon representations contained in letters from each of HomeTrust and the Company. (e) Company Minority Stockholders. The Company Principal Stockholders shall have acquired, or the Company shall have redeemed, all of the shares of capital stock or other voting securities of the Company held by the Company Minority Stockholders. 7.3 Conditions to Obligations of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company, at or prior to the Closing Date, of the following conditions: (a) Representations and Warranties. The representations and warranties of HomeTrust contained in Section 4.2 (Capitalization) shall be true and correct in all respects (other than inaccuracies that are de minimis in amount and effect), Section 4.7 (Broker’s Fees) and Section 4.8 (Absence of Changes), in each case after giving effect to the lead-in to Article IV, shall be true and correct in all respects (other than inaccuracies that are immaterial in amount and effect) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct only as of such date); the representations and warranties of HomeTrust contained in Section 4.3 (Authority; No Violation), after giving effect to the lead-in to Article IV, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct only as of such date); all other representations and warranties of HomeTrust contained in Article IV of this Agreement (i) shall be true and correct in all material respects as of the date of this Agreement (except that representations and warranties that by their terms speak specifically as of another date shall be true and correct only as of such date) after giving effect to the lead-in to Article IV, and (ii) read without giving effect to any qualification or exception for, or reference to, materiality (including the terms “material,” “materially,” “in all material respects” or similar terms or phrases) or any Material Adverse Effect qualification, but after giving effect to the lead-in to Article IV, shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct only as of such date), provided, however, that for purposes of clause (ii), such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, either individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on HomeTrust; and the Company shall have received a certificate signed on behalf of

51 HomeTrust by the Chief Executive Officer or the Chief Financial Officer of HomeTrust to the foregoing effect. (b) Performance of Obligations of HomeTrust. HomeTrust shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of HomeTrust by the Chief Executive Officer or the Chief Financial Officer of HomeTrust to such effect. (c) Opinion of Tax Counsel. The Company shall have received an opinion from Hunton Andrews Kurth LLP, special counsel to the Company, dated the Closing Date, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering its opinion, Hunton Andrews Kurth LLP may require and rely upon representations contained in letters from each of HomeTrust and the Company. ARTICLE VIII TERMINATION AND AMENDMENT 8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, except as otherwise provided in Section 8.1(e), by action of the terminating Party’s Board of Directors, as follows: (a) by the written mutual consent of the Company and HomeTrust; (b) by either the Company or HomeTrust, if any Governmental Entity that must grant a Requisite Regulatory Approval has denied approval of the Merger or the Bank Merger and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger or the Bank Merger, unless the failure to obtain a Requisite Regulatory Approval shall be due to the failure of the Party seeking to terminate this Agreement to perform any covenant or agreement in this Agreement required to be performed prior to the Effective Time; (c) by either the Company or HomeTrust, if the Merger shall not have been consummated on or before March 31, 2023, unless the failure of the Closing to occur by such date shall be due solely to a delay in receiving a Requisite Regulatory Approval, in which case the date shall be extended to June 30, 2023; provided further that such failure of the Closing to occur by such date is not a result of the failure of the Party seeking to terminate this Agreement to perform or observe the covenants and agreements of such Party set forth in this Agreement; (d) by either the Company or HomeTrust (provided that the terminating Party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, in the case of a termination by HomeTrust, or HomeTrust, in the case of a termination by the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of any of the conditions set forth in Section 7.2 or 7.3, as the case may be, and which is not cured within thirty (30) days following written notice to the Party committing such breach or by its nature or timing cannot be cured within such time period; or

52 (e) by the Company during the five day period commencing on the Determination Date (as defined below), if both of the following conditions are satisfied: (i) The number obtained by dividing the Determination Date Average Closing Price by the Starting Price (as defined below) (the “HomeTrust Ratio”) shall be less than 0.80; and (ii) (x) the HomeTrust Ratio shall be less than (y) the number obtained by dividing the Final Index Price by the Index Price on the Starting Date (each as defined below) and subtracting 0.20 from the quotient in this clause (ii) (y) (such number in this clause (ii) (y) being referred to herein as, the “Index Ratio”); subject, however, to the following three sentences. If the Company elects to exercise its termination right pursuant to this Section 8.1(e), it shall give written notice to HomeTrust (provided that such notice of election to terminate may be withdrawn at any time during the five day period commencing with the Determination Date). For purposes of this Section 8.1(e), the following terms shall have the meanings indicated: “Determination Date” shall mean the date on which the last approval, consent or waiver of any Governmental Entity required to permit the consummation of the Merger and the Bank Merger is received and all statutory waiting periods in respect thereof shall have expired. “Determination Date Average Closing Price” means the average of the per share closing prices of a share of HomeTrust Common Stock on Nasdaq (as reported by Bloomberg L.P., or if not reported thereby, in another authoritative source) during the 20 consecutive full trading days ending on the trading day prior to the Determination Date. “Final Index Price” shall mean the average of the Index Prices for the 20 consecutive full trading days ending on the trading day prior to the Determination Date. “Index Group” shall mean the Nasdaq Bank Index (IBIX). “Index Price” shall mean the closing price on such date of the Index Group. “Starting Date” shall mean the last trading day immediately preceding the date of the first public announcement of entry into this Agreement. “Starting Price” shall mean the closing price of a share of HomeTrust Common Stock on Nasdaq (as reported by Bloomberg L.P. or, if not reported thereby, in another authoritative source) on the Starting Date. The Party desiring to terminate this Agreement pursuant to clause (b), (c), (d), or (e) of this Section 8.1 shall give written notice of such termination to the other Party in accordance with Section 9.3, specifying the provision or provisions hereof pursuant to which such termination is effected. 8.2 Effect of Termination. In the event of termination of this Agreement by either the Company or HomeTrust as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of the Company, the Company’s shareholders, HomeTrust, any of their respective Subsidiaries or any of the officers, directors or employees of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions

53 contemplated by this Agreement, except that (i) Sections 8.2, 8.3, and 9.4 through 9.12 shall survive any termination of this Agreement, and (ii) if this Agreement is terminated under Section 8.1(d), the non-terminating Party shall not be relieved or released from any liabilities or damages arising out of its willful and material breach of any provision of this Agreement. 8.3 Fees and Expenses. Except as otherwise specifically provided in this Agreement, all fees and expenses incurred in connection with this Agreement, the Merger, the Bank Merger, and the other transactions contemplated by this Agreement shall be paid by the Party incurring such fees or expenses, whether or not the Merger is consummated. 8.4 Amendment. This Agreement may be amended by the Parties, by action taken or authorized by their respective Boards of Directors, at any time; provided, however, there may not be, without further approval of the Company Principal Stockholders, any amendment of this Agreement that requires further approval by the stockholders of the Company under applicable law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties. 8.5 Extension; Waiver. At any time prior to the Effective Time, the Parties, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained in this Agreement or (c) waive compliance with any of the agreements of the other Party or conditions to the obligations of such Party contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party, and any such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. ARTICLE IX GENERAL PROVISIONS 9.1 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place on a date no later than the first business day of the month next following (but no earlier than five business days after) the satisfaction or waiver (subject to applicable law) of all of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied or waived at the Closing), unless extended by mutual agreement of the Parties (the date on which the Closing shall occur, the “Closing Date”); provided in no event will the Closing occur prior to January 2, 2023. 9.2 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Section 6.5, Section 6.6, Section 6.11, Section 6.12 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time. 9.3 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a party as shall be specified by like notice):

54 (a) if to HomeTrust, to: HomeTrust Bancshares, Inc. 10 Woodfin Street Asheville, N.C. 28801 Attention: C. Hunter Westbrook, President and Chief Operating Officer Email: Hunter.Westbrook@htb.com with a copy to: Silver, Freedman, Taff & Tiernan, L.L.P. 3299 K Street, N.W., Suite 100 Washington, D.C. 20007 Attention: Barry Taff or Marty Meyrowitz Email: barry@sfttlaw.com mey@sfttlaw.com (b) if to the Company, to: Quantum Capital Corp. 505 Peachtree Industrial Blvd. Suwanee, GA 30024 Attention: Bryan J. Cohen, President Email: bcohen@quantumbank.com with a copy to: Hunton Andrews Kurth LLP 1445 Ross Avenue, Suite 3700 Dallas, TX 75202 Attention: Peter G. Weinstock or Heather A. Eastep Email: pweinstock@huntonak.com heastep@huntonak.com 9.4 Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents, index of defined terms, and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Whenever reference is made to the “knowledge” of a Party, it shall mean to the actual knowledge of any executive officer or director of such Party. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason any such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the Parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted.

55 9.5 Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the Parties and delivered to the other party, it being understood that each party need not sign the same counterpart. 9.6 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement, constitutes the entire agreement, and supersedes all prior written, and prior or contemporaneous oral, agreements and understandings, between the Parties with respect to the subject matter of this Agreement, other than the Confidentiality Agreement. 9.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles or any other principle that could require the application of the law of any other jurisdiction. 9.8 Publicity. Neither the Company nor HomeTrust shall, and neither the Company nor HomeTrust shall permit the Bank or HomeTrust Bank to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the prior consent (which shall not be unreasonably withheld or delayed) of HomeTrust, in the case of a proposed announcement or statement by the Company, or the Company, in the case of a proposed announcement or statement by HomeTrust; provided, however, that either party may, without the prior consent of the other party (but after prior consultation with the other party to the extent practicable under the circumstances), issue or cause the publication of any press release or other public announcement to the extent required by law or by the rules and regulations of the Nasdaq. 9.9 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated by either of the Parties (whether by operation of law or otherwise) without the prior written consent of the other party (which shall not be unreasonably withheld or delayed). Any purported assignment in contravention hereof shall be null and void. Subject to the two immediately preceding sentences, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the Parties and their respective successors and assigns. Except for Section 6.5, Section 6.6, Section 6.11, Section 6.12 or as otherwise specifically provided herein, this Agreement is not intended to and does not confer upon any person other than the Parties hereto any rights or remedies under this Agreement. 9.10 Specific Performance; Time of the Essence. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the Parties shall be entitled specific performance of the terms hereof, without the necessity of demonstrating irreparable harm or posting of any bond or security, in addition to any other remedies to which they are entitled at law or equity. Time is of the essence for performance of the agreements, covenants and obligations of the Parties herein. 9.11 Attorneys’ Fees. In the event of any claim, action, suit, or proceeding arising out of or in any way relating to this Agreement or the transactions contemplated hereby, the prevailing party shall be entitled to recover from the non-prevailing party all fees, expenses, and disbursements, including without limitation reasonable attorneys’ fees and court costs, incurred by such prevailing party in connection with such claim, action, suit, or proceeding, in addition to any other relief to which such prevailing party may be entitled.

56 9.12 JURY TRIAL WAIVER. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION, SUIT, OR PROCEEDING UNDER, ARISING OUT OF, OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. (Signature Page Follows)

57 HomeTrust and the Company have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written. HOMETRUST BANCSHARES, INC. By: /s/ C. Hunter Westbrook Name: C. Hunter Westbrook Title: President and Chief Operating Officer QUANTUM CAPITAL CORP. By: /s/ Narasimhulu Neelagaru, M.D. Name: Narasimhulu Neelagaru, M.D. Title: Chairman of the Board